SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

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                                   FTI Funds
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[Insert Franklin Templeton Investments logo]




                                   FTI FUNDS
                 FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
Dear Shareholders:

    Enclosed is a Notice of Meeting for a Special Joint Shareholders' Meeting ("Meeting") of FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund, each of which is a series of the FTI Funds (the "FTI Trust"). The Meeting is scheduled for July 15, 2003 at 10:00 a.m., Pacific time, at One Franklin Parkway, San Mateo, CA 94403. The accompanying materials describe an important proposal to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your FTI Fund. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

            PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                  RETURN THE ENCLOSED PROXY CARD

    The Board of Trustees of the FTI Trust ("FTI Board") unanimously recommends that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of your FTI Fund(s) being exchanged for those of corresponding and similar funds in Franklin Global Trust (collectively, the "FGT Funds"). Each FGT Fund has identical investment goals, policies, risks, portfolio management and overall expense ratios, and substantively the same fundamental investment restrictions as its corresponding FTI Fund. The proposed transactions are intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

    If the shareholders of each of the FTI Funds approve the Proposal, you will receive shares of the FGT Fund(s) equal in number and in value to your investment in the FTI Fund(s). FTI Funds will no longer exist after the reorganizations are completed. You will be able to buy shares of the FGT Funds without a sales charge.

    The FTI Board recommends these transactions because it anticipates that the reorganizations will result in operating efficiencies that may benefit shareholders. As a general matter, following the reorganizations, the FTI Funds would be fully integrated with the operations of Franklin Templeton Investments. Moreover, in the future, the FGT Funds could potentially decrease their operating expenses by spreading certain fixed costs over a larger pool of assets. You also may benefit from the ability to exchange your shares of your FGT Fund(s) for other Franklin Templeton funds.

    Please take the time to review this document and vote now.

THE TRUSTEES OF YOUR FTI FUND(S) UNANIMOUSLY RECOMMEND THAT YOU
VOTE FOR THE PROPOSAL.

       [ ] To ensure that your vote is counted, indicate your
           position on the enclosed proxy card.
       [ ] Sign and return your card promptly.
       [ ] If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                 Sincerely,



                                 /s/ Gregory E. Johnson
                                 President


NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders (the "Meeting") of FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund (collectively, the "FTI Funds"), all series of FTI Funds (the "FTI Trust"), will be held at the Trust's offices, One Franklin Parkway, San Mateo, California, 94403-1906, on July 15, 2003 at 10:00 a.m., Pacific time.

    At the Meeting, you will be asked to vote on the following
Proposal:

1. To approve an Agreement and Plan of Reorganization between FTI Trust, on behalf of each FTI Fund, and Franklin Global Trust ("FG Trust"), on behalf of the corresponding series of the FG Trust (the "FGT Funds"), which provides for: (i) the acquisition of all of the assets and liabilities of each FTI Fund by the corresponding FGT Fund in exchange for shares of the corresponding FGT Fund, (ii) the distribution of such FGT Fund shares to the shareholders of the corresponding FTI Fund, and (iii) the complete liquidation and dissolution of the FTI Funds.

Shareholders of each FTI Fund will vote separately on Proposal 1 for each FTI Fund. The FTI Funds correspond to the FGT Funds as follows:

FTI FUNDS                               FGT FUNDS
FTI Large Capitalization  Growth and    Fiduciary Large Capitalization Growth
 Income Fund                             and Income Fund
FTI Small Capitalization Equity         Fiduciary Small Capitalization  Equity
 Fund                                    Fund
FTI European Smaller Companies Fund     Fiduciary European Smaller Companies
                                         Fund

      2. To transact any other business, not currently contemplated, that may properly come before the Meeting.

The Board of Trustees of the FTI Trust has fixed the close of business on June 6, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each shareholder who does not expect to attend the Meeting in person is requested to date, fill in, sign and return promptly the enclosed proxy card in the envelope included, which needs no postage if mailed in the United States.

                                By Order of the Board of Trustees,

                                Murray L. Simpson
                                Secretary

June 19, 2003

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FTI FUND AND WILL
RECEIVE PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND
PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPES
PROVIDED REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


                         TABLE OF CONTENTS

                                                                 PAGE
PROXY STATEMENT                                                     1
INFORMATION ABOUT VOTING                                            1

PROPOSAL 1:
    -Approval of an Agreement and Plan of Reorganization            2
    -Information about the Reorganizations                          2
    -Comparisons of Some Important Features                         6
    -Reasons for the Reorganizations                                8
FURTHER INFORMATION ABOUT VOTING AND THE MEETING                   10
INFORMATION ABOUT THE FGT FUNDS                                    11
INFORMATION ABOUT THE FTI FUNDS                                    11
PRINCIPAL HOLDERS OF SHARES                                        11

EXHIBITS
EXHIBIT A: Agreement and Plan of Reorganization between FTI
           Trust and FG Trust                                     A-1
EXHIBIT B: Comparison of Governing Documents and State Law        B-1
EXHIBIT C: Prospectus of Fiduciary Large Capitalization Growth
           and Income Fund, Fiduciary Small Capitalization
           Equity Fund, and Fiduciary European Smaller
           Companies Fund - dated June 19, 2003 (enclosed)


                                   FTI FUNDS
          FTI Large Capitalization Growth and Income Fund
               FTI Small Capitalization Equity Fund
                FTI European Smaller Companies Fund


                          PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

    The Board of Trustees of FTI Funds (the "FTI Trust"), in connection with the Special Joint Meeting of Shareholders of the FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund, and FTI European Smaller Companies Fund, each a series of FTI Funds, to be held on July 15, 2003 (the "Meeting"), have requested your vote on an important matter.

WHO IS ELIGIBLE TO VOTE?

    Shareholders of record at the close of business on June 6, 2003 ("Record Date") are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each shareholder of record is entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about June 19, 2003.

ON WHAT PROPOSAL AM I VOTING?

    At a meeting held on May 19, 2003, the Board of Trustees of the FTI Trust (the "FTI Board"), on behalf of the FTI Funds, considered a proposal to reorganize the FTI Funds into corresponding funds of the Franklin Global Trust (the "FG
Trust"), approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as EXHIBIT A, and voted to recommend that shareholders of the FTI Funds approve the Plan. If shareholders of the FTI Funds approve the Plan, all of the assets of each FTI Fund will be acquired by a corresponding fund of the FG Trust (an "FGT Fund"), in exchange for shares of the FGT Fund, equal in number and value to the shares of each FTI Fund. These shares will, in turn, be distributed to the shareholders of the FTI Funds, and the FTI Funds will then be completely liquidated and dissolved. These proposed transactions are referred to in this proxy statement as the ("Reorganization(s).") As a result of the Reorganizations, you will cease to be a shareholder of your FTI Fund(s) and will become a shareholder of the corresponding FGT Fund(s). The exchanges will occur on the closing date of the Reorganizations, which is the specific date on which the Reorganizations take place.

    No other business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with views of management.

WHAT VOTE IS REQUIRED?

    Approval of the Reorganization of each FTI Fund requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy ("Affirmative Majority Vote").

HOW DO THE TRUSTEES OF THE FTI BOARD RECOMMEND THAT I VOTE?

    The Trustees unanimously recommend that you vote to approve the Plan.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

    You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card(s).

    Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the approval of the Plan.

MAY I REVOKE MY PROXY?

    You may revoke your proxy at any time before it is voted by forwarding to the FTI Fund a written revocation or a later-dated proxy that is received by the FTI Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

                            PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

    Management has proposed, and the FTI Board has approved, an Agreement and Plan of Reorganization for the FTI Funds. Currently, the FTI Funds are each a separate series of the FTI Trust. The proposed Reorganizations would result in the assets of the FTI Funds being managed as separate series of the FG Trust, without any changes to the investment goals or policies of the FTI Funds or to the portfolio management. The overall expense ratios are also expected to remain the same.

INFORMATION ABOUT THE REORGANIZATIONS

WHY ARE WE PROPOSING THE REORGANIZATIONS?

    Fiduciary International, Inc. ("Fiduciary"), located at 600 Fifth Avenue, New York, New York 10020-2302, serves as the investment manager for each FTI Fund. On April 10, 2001, Franklin Resources, Inc. acquired Fiduciary Trust Company International, the ultimate parent company of Fiduciary. At that time, Fiduciary managed seven funds as part of the FTI Trust, including the three FTI Funds. All of those funds, except the FTI Funds, were reorganized into similar funds within Franklin Templeton Investments. The operations of the FTI Funds have since been integrated with the operations of Franklin Templeton Investments, including generally the same service providers under generally the same standard agreements used by other Franklin Templeton funds.

   The three remaining FTI Funds continue to have a standalone trust structure and a separate Board structure, operations and meetings. To eliminate these operational inefficiencies, Management is proposing the Reorganizations.

WHAT IS HAPPENING IN THE REORGANIZATIONS?

    The Reorganizations will be completed through two principal steps -- creation of three new series within the FG Trust and the reorganization of each FTI Fund into its corresponding FGT Fund. The three new FGT Funds have been created with the same features as the corresponding FTI Funds. The FG Trust has taken all actions required by state and federal securities law and its controlling trust documents to establish the new FGT Funds. The new FGT Funds thus will be eligible to receive the assets of the corresponding FTI Funds.

   To accomplish the Reorganizations of the FTI Funds:

o The FTI Trust will transfer all of the assets and liabilities of each FTI Fund to the corresponding FGT Fund within the FG Trust;

o The FG Trust will issue an equal number of shares of the FGT Funds that correspond to the FTI Funds in exchange for each FTI Fund's assets and liabilities;

o The FTI Trust will distribute shares of the FGT Funds to shareholders of the FTI Funds; and

o The FTI Trust and each FTI Fund will be dissolved. Corresponding funds of the FTI Trust and the FG Trust are set forth below.

FTI FUNDS                                 FGT FUNDS
FTI Large Capitalization Growth and       Fiduciary Large Capitalization Growth
 Income Fund                               and Income Fund
FTI Small Capitalization Equity Fund      Fiduciary Small Capitalization Equity
                                           Fund
FTI European Smaller Companies            Fiduciary European Smaller Companies
 Fund                                      Fund

    The advisory agreements for the FGT Funds are identical to the corresponding FTI Funds' agreements, other than the signatory, and they have been approved by the Board of Trustees of the FG
Trust.

    We expect the Reorganizations to be completed on or about July
24, 2003.

HOW WILL THE REORGANIZATIONS BE CARRIED OUT?

    If the shareholders of each of the FTI Funds approve the Plan, the Reorganizations will take place after various conditions are satisfied by the FTI Trust, on behalf of the FTI Funds, and by the FG Trust, on behalf of the FGT Funds, including the preparation of certain documents. The FTI and FG Trusts will determine a specific date, called the "closing date," for the actual Reorganizations to take place. It is currently anticipated that the Reorganizations will be completed on or about July 24, 2003, or such other later date as FTI Trust and FG Trust may agree. If the shareholders of one of the FTI Funds do not approve the Plan, the Reorganization for that FTI Fund will not take place. In such case, we will consider what further action is appropriate for that series, including liquidation.

    If the shareholders of each FTI Fund approve the Plan, each FTI Fund will transfer all of its assets on the closing date to the corresponding FGT Fund. In exchange, FG Trust will issue shares of each FGT Fund equal to the dollar value of the assets, subject to the liabilities, delivered to the FGT Fund. FTI Trust will distribute the FGT Fund shares it receives to the shareholders of the corresponding FTI Fund. As a result, shareholders of the FTI Funds will receive FGT Fund shares equal in number and value to his or her shares of the corresponding FTI Funds. The stock transfer books of the FTI Funds will be permanently closed as of 4:00 p.m. Eastern time on the closing date. The FTI Funds will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of the FGT Funds. The FTI Trust and the FTI Funds will then terminate their existence.

    To the extent permitted by law, the FTI Trust and the FG Trust may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to affected shareholders for their approval.

    Each of the FTI Trust and the FG Trust has made representations and warranties in the Plan that are customary in transactions such as the Reorganizations. The obligations of the FTI Trust and the FG Trust under the Plan with respect to the FTI Funds or FGT Funds are subject to various conditions, including:

o The FG Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, to add the FGT Funds, shall have been filed with the Securities and Exchange Commission ("SEC") and such Registration Statement shall have become effective;

o Shareholders of the FTI Funds shall have approved the Plan and the Reorganizations as contemplated therein; and

o The FTI Trust and FG Trust shall have received the tax opinion described below that the consummation of the Reorganizations will not result in the recognition of gain or loss for federal income tax purposes for the FTI Funds, FGT Funds or FTI Funds' shareholders.

    If the FTI Trust and the FG Trust agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of the FTI Funds. The Plan also may be terminated by one Trust if any condition to its obligations has not been fulfilled by the other Trust and it reasonably appears that such condition or obligation will not be met.

WHAT IS HAPPENING TO THE FUNDS AFTER THE REORGANIZATIONS?

    Following the Reorganizations, your investment in your FTI Fund will continue as an investment in the corresponding FGT Fund, a part of the FG Trust. After the Reorganizations, FTI Trust will be dissolved. Each FGT Fund has the same investment goals, strategies, policies (except as described below with respect to the fundamental investment restrictions) and fee structures as the current corresponding FTI Fund. Each FGT Fund also has the most updated version of the standard fundamental restrictions used by Franklin Templeton funds. While these restrictions are phrased slightly different than the FTI Funds' restrictions, they are substantively the same as those restrictions.

WHAT SHOULD I KNOW ABOUT THE SHARES OF THE FGT FUNDS?

    Shares of the FGT Funds will be distributed to shareholders of the FTI Funds and generally will have the same legal characteristics as the shares of the FTI Funds with respect to voting rights, accessibility, conversion rights and transferability. Former shareholders of FTI Funds whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the FGT Funds until the FTI Funds' certificates have been returned.

HOW WILL THE REORGANIZATIONS AFFECT ME?

    We anticipate that the Reorganizations will result in operating efficiencies that may benefit shareholders. As a general matter, following the Reorganizations, the FTI Funds would be fully integrated with the operations of Franklin Templeton Investments. We also believe that the Reorganizations have the following additional benefits:

     o Cost savings. Since, following the Reorganizations, the FG Trust will be made up of six (6) separate series, we expect each series to continue to gather assets over time. Therefore, the FGT Funds have the potential to decrease their operating expenses by spreading certain Trust-level fixed costs over a larger pool of assets.

     o Exchange privilege. As shareholders of the new FGT Funds, you may benefit from the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton funds. You would also have the ability in the future to purchase additional shares of many Franklin Templeton funds without a sales charge.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATIONS?

    The expenses resulting from the Reorganizations, including the proxy solicitation costs, will be borne by Fiduciary or its affiliates.

WHAT ARE THE TAX CONSEQUENCES?

      The reorganizations are intended to qualify as tax-free reorganizations for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Based on certain assumptions and representations received from the FTI Trust, on behalf of the FTI Funds, and the FG Trust, on behalf of the FGT Funds, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the FGT Funds, that shareholders of the fti funds will not recognize any gain or loss upon the FGT Funds' receipt of the assets of the FTI Funds.

    The FTI Funds have significant capital loss carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year. Since the Reorganizations are intended to qualify as a "mere change in identity, form or place of organization of one corporation" under
Section 368(a)(1)(F) of the Code, there are no material limitations on the availability of the capital loss carryovers during the applicable carryover period.

    After the Reorganizations, you will continue to be responsible for tracking the purchase cost and holding period of your shares and you should consult your tax advisor regarding the effect, if any, of the Reorganizations in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to federal income tax consequences.

COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, POLICIES AND RISKS OF THE FUNDS
COMPARE?

    The FTI Funds and their corresponding FGT Funds have identical investment goals, investment policies and strategies, and investment risks, and substantially similar fundamental investment restrictions. While the fundamental investment restrictions of the FGT Funds are phrased slightly differently than those of the FTI Funds, they are substantively the same and will not impact the manner in which the FGT Funds are managed.
The goals, and principal policies and risks of each FGT Fund are described in more detail in the Prospectus of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund, dated June 19, 2003 ("FGT Funds Prospectus"), which is included herewith as EXHIBIT C and incorporated by reference into this Proxy Statement. Additional information about the FGT Funds' current fundamental investment restrictions is contained in the Statement of Additional Information ("SAI") for the FGT Funds, dated June 19, 2003, which is incorporated by reference into this Proxy Statement.

HOW DOES THE MANAGEMENT OF THE FUNDS COMPARE?

    The management of the business and affairs of the FTI Funds is the responsibility of the FTI Board and, in the case of the FGT Funds, the Board of Trustees of the FG Trust. Additional information on the Trustees of FG Trust, none of whom serve on the FTI Board, is contained in the SAI for the FGT Funds, which is incorporated by reference into this Proxy Statement.

    Fiduciary is the investment manager of the FTI Funds as well as the corresponding FGT Funds. All of the portfolio managers for the FTI Funds are also the portfolio managers for the FGT Funds.

    The Trusts are both open-end, registered management investment companies, commonly referred to as "mutual funds." FG Trust was organized as a Delaware statutory trust (a form of entity then known as a business trust) on September 26, 2000, and is registered with the SEC. The FTI Trust was organized as a Massachusetts business trust on October 18, 1995, and is also registered with the SEC.

    Reorganizing the FTI Funds from series of a Massachusetts business trust to series of a Delaware statutory trust is expected to provide benefits to the FTI Funds and their shareholders. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens, and there is greater certainty regarding limiting the liability of shareholders for obligations of business trusts or its trustees. In addition, most of the Franklin Templeton funds are now, or are likely to become Delaware statutory trusts. To the extent that the boards and management of Franklin Templeton funds have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

    Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to statutory trusts such as the FG Trust. This could benefit the FGT Funds and their shareholders by, for example, making litigation involving the interpretation of provisions in the FG Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

    A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the Funds, are included as EXHIBIT B to this Proxy Statement.
How do the expense ratios for the Funds compare?

    The expenses of the FGT Funds are expected to be the same as those of the FTI Funds. The Board of Trustees of the FG Trust has agreed to continue the waiver that has been in place for the FTI Funds and to extend the waiver through November 30, 2003. Under the waiver, the manager and administrator have agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the FGT Funds so that total Fund annual operating expenses do not exceed 1.03%, 1.30% and 1.20% for the Fiduciary Large Capitalization Growth and Income Fund, the Fiduciary Small Capitalization Equity Fund and the Fiduciary European Smaller Companies Fund, respectively.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

    CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of the FGT Funds. JP Morgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of the FTI Funds.

    The Funds use the same service providers for the following services:

    TRANSFER AGENCY SERVICES. Franklin Templeton Investor
Services, LLC, a wholly owned subsidiary of Franklin Resources, Inc. (Resources), is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the FTI Funds and the FGT Funds.

    ADMINISTRATIVE SERVICES. Franklin Templeton Services, LLC, One Franklin Parkway, San Mateo, CA, 94403-1906, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to the FTI Funds and the FGT Funds generally under the same terms and conditions.

    DISTRIBUTION SERVICES. Templeton/Franklin Investment Services, Inc. (TFIS), One Franklin Parkway, San Mateo, CA, 94403-1906, acts as the principal underwriter in the continuous offering of the FTI Funds' and FGT Funds' shares under the same terms and conditions for the Funds.

    DISTRIBUTION AND SERVICE (12B-1) FEES. The FTI Trust and the FG Trust have each adopted a Rule 12b-1 plan, which allows them to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Fund shares. Neither the FTI Trust nor the FG Trust presently intend to activate the Rule 12b-1 plan and TFIS has no present intention to collect any fees pursuant to the plan. If either Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of the Funds as a distribution fee to TFIS. Because 12b-1 fees would be paid out of the Funds' assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

    For more information regarding the FGT Funds' distribution expenses, please see "The Underwriter" in the current SAI.

    PURCHASES AND REDEMPTIONS. The FTI Funds and the FGT Funds do not impose sales charges, but restrict purchases to certain qualified investors.

    Shares of the FTI Funds and the FGT Funds may be sold (redeemed) at net asset value ("NAV"), at any time. Shares of FGT Funds also may be exchanged at NAV for shares of many of the other Franklin Templeton funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of the Funds are outlined in the FTI Funds' and the FGT Funds' prospectuses under the heading "Your Account." The accompanying FGT Funds' Prospectus also indicates how to contact us if you have any questions about your account under the heading "Questions." These instructions and phone number are the same for each FGT Fund.

    DIVIDENDS AND DISTRIBUTIONS. The FTI Large Capitalization Growth and Income Fund and the corresponding Fiduciary Large Capitalization Growth and Income Fund each typically intends to pay an income dividend quarterly from its net investment income. The FTI Small Capitalization Equity and FTI European Smaller Companies Funds and the corresponding Fiduciary Small Capitalization Equity and the Fiduciary European Smaller Companies Funds each typically intends to pay an income dividend annually from their net investment income. For each of the FTI Funds and the FGT Funds, capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Neither the FTI Funds nor the FGT Funds pay "interest" or guarantee any amount of dividends or return on an investment in their shares.

    The tax implications of an investment in each Fund are the same. For more information about the tax implications, see the enclosed FGT Funds' Prospectus under the heading "Distributions and Taxes."

REASONS FOR THE REORGANIZATIONS

    The FTI Board, on behalf of the FTI Funds, has recommended the acquisition of all of the assets of the FTI Funds by the FGT
Funds in exchange for shares of the FGT Funds and the distribution of such shares to the shareholders of FTI Funds in complete liquidation and dissolution of the FTI Funds in order to combine the FTI Funds with the corresponding FGT Funds, which have the same goals and investment policies.

    Meetings of the FTI Board were held on February 13, 2003 and May 19, 2003 to consider the proposed Reorganizations. In addition, the independent Trustees held a separate meeting on this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the FTI Funds.

    In approving the Reorganizations, the FTI Board determined that the proposed Reorganizations would be in the best interests of each of the FTI Funds, and that the interests of shareholders would not be diluted as a result of the Reorganizations. In recommending that shareholders approve the Plan, the FTI Board considered the various factors described below including the tax-free nature of the Reorganizations and the payment of all the Reorganization expenses by Fiduciary and its affiliates.

    The FTI Board considered the potential benefits and costs of the Reorganizations to shareholders of the FTI Funds. The FTI Board reviewed detailed information about (1) the investment goals and policies of the FGT Funds and the comparability of those goals and policies with those of the FTI Funds, (2) the portfolio management of the FGT Funds, (3) the current and anticipated expense ratios of the FTI Funds and the FGT Funds, respectively, (4) the expenses related to the Reorganizations,
(5) the tax consequences of the Reorganizations, and (6) the general characteristics of investors in the FTI Funds.

    The FTI Board also considered whether there might be significant differences between the Massachusetts business trust form of organization and the Delaware statutory trust. They noted that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens (as more fully described above) and that there is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees. The FTI Board also considered that most of the Franklin Templeton funds are currently or are likely to become Delaware statutory trusts.

   The FTI Board also considered that: (a) the FTI Funds' shareholders would have the ability in the future to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other
Franklin Templeton funds, (b) the FTI Funds' shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton funds without a sales charge, and
(c) although the FTI Board has had the right to terminate the fee waivers at any time since November 30, 2002, the manager and administrator of FTI Funds have continued voluntarily to waive the fees and the manager and administrator for the FGT Funds have agreed to extend the current fee waiver through November 30, 2003.

    Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all Trustees who are not interested persons of the FTI Funds (as defined in the 1940 Act), concluded that the Reorganizations are in the best interests of the FTI Funds and their shareholders and that no dilution of value would result to the shareholders of the FTI Funds from the Reorganizations. The FTI Board approved the Plan on May 19, 2003 and recommended that shareholders of the FTI Funds vote to approve the Reorganizations.

    The Board of Trustees of the FG Trust, on behalf of the FGT
Funds, has also approved the Plan.


         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

HOW ARE VOTES BEING SOLICITED?

    The FTI Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The FTI Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by Fiduciary and its affiliates. The FTI Funds have engaged Alamo Direct to assist in the solicitation of proxies at an anticipated cost of approximately $6,000, including out-of-pocket expenses. The FTI Funds expect that the solicitation will be primarily by mail. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. The costs of any such additional solicitation and of any adjourned session will be borne by Fiduciary and its affiliates.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE REORGANIZATIONS?

    One-half of the outstanding shares entitled to vote of each FTI Fund -- present in person or represented by proxy -- constitutes a quorum of that Fund at the Meeting. The shares whose proxies reflect an abstention on any item will be counted as shares present for purposes of determining whether the required quorum of shares exists.

    An Affirmative Majority Vote of each FTI Fund's shareholders entitled to vote is necessary to approve the Reorganizations for the FTI Funds.

   Abstentions will be treated as present at the Meeting, and, therefore, will have the same effect as a vote against the Reorganizations. Because there is only one proposal on the ballot, the FTI Funds do not expect to receive any broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). As a result, broker non-votes will have no effect on the outcome of the vote.

    If sufficient votes to approve the Reorganizations are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

ARE THERE DISSENTER'S RIGHTS?

    Shareholders of the FTI Funds will not be entitled to any "dissenter's rights" since the proposed Reorganizations involve open-end investment companies registered under the 1940 Act (mutual funds). Although no dissenter's rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your FGT Fund shares or exchange them for shares of certain other Franklin Templeton funds, subject to the terms in the prospectus of the respective fund.

HOW DO I MAKE A PROPOSAL AT THE NEXT SHAREHOLDERS' MEETING?

    Neither the FTI Funds nor the FGT Funds are required, and neither intends, to hold regular annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder's meeting should send their written proposals to the appropriate Fund's offices, One Franklin Parkway, San Mateo, CA 94403-1906, so that they are received in a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

    Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                  INFORMATION ABOUT THE FGT FUNDS

    Information about the FGT Funds is included in the FGT Funds' Prospectus, which is included herewith as EXHIBIT C and incorporated by reference into this Proxy Statement. Additional information about the FGT Funds is included in the SAI, dated
June 19, 2003, which is incorporated into the FGT Funds' Prospectus and this Proxy Statement. You may request a free copy of the SAI by calling 1-800/DIAL BEN(R) or by writing the FG Trust at One Franklin Parkway, San Mateo, California 94403-1906.

    The FG Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended. These materials can be inspected and copied at: the SEC's Public
Reference Room at 450 Fifth Street NW, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

                  INFORMATION ABOUT THE FTI FUNDS

    Information about the FTI Funds is included in the current FTI Funds' prospectus, as well as the FTI Funds' SAI, dated April 1, 2003, and in the FTI Funds' Annual Report to Shareholders dated November 30, 2002. These documents have been filed with the SEC. You may request free copies of these documents by calling 1-800/DIAL BEN(R) or by writing the FTI Trust at One Franklin Parkway, San Mateo, California 94403. Reports and other information filed by the FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

                    PRINCIPAL HOLDERS OF SHARES

    As of the Record Date, there were [ ] outstanding shares of FTI Large Capitalization Growth and Income Fund, [ ] outstanding shares of FTI Small Capitalization Equity Fund, and [ ] outstanding shares of FTI European Smaller Companies Fund.
As of the Record Date, the officers and trustees of the FTI Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of the FTI Funds. [From time to time, the number of fund shares held in "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.] Except as listed below, as of the Record Date, no other person owned more than 5% or more of the outstanding shares of the FTI Funds.

[note: to be filled in as of Record Date]

Dated June 19, 2003              By Order of the Board of Trustees,
                                 Murray L. Simpson
                                 Secretary


EXHIBITS TO THE PROXY STATEMENT

EXHIBIT

     A Agreement and Plan of Reorganization between FTI Trust, on behalf of the FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and the FTI European Smaller Companies Fund, and FG Trust, on behalf of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and the Fiduciary European Smaller Companies Fund (attached)

     B    Comparison of Governing Documents and State Law (attached)

     C Prospectus of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund, and Fiduciary European Smaller Companies Fund - dated June 19, 2003 (enclosed)











FORM OF



                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this [ ] day of July, 2003, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI European Smaller Companies Fund ("FTI Funds"), and Franklin Global Trust ("FG Trust"), a statutory trust created under the laws of the State of Delaware in 2000 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund ("FGT Funds").

                            PLAN OF REORGANIZATION

      The reorganization will consist of (i) the acquisition by FG Trust, on behalf of the FGT Funds, of all of the property, assets and goodwill of the FTI Funds in exchange solely for the assumption of all obligations and liabilities of the FTI Funds by the corresponding FGT Funds and full and fractional shares of beneficial interest, par value $0.01 per share, of the corresponding FGT Funds; (ii) the distribution of shares of the FGT Funds to the shareholders of the corresponding FTI Funds, according to their respective interests in the FTI Funds, in complete liquidation of the FTI Funds; and (iii) the dissolution of the FTI Funds as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

      The FTI Funds and the FGT Funds correspond to each other as follows:

-----------------------------------------------------------------------
FTI Large Capitalization    corresponds   Fiduciary Large
Growth  and Income          to            Capitalization Growth  and
Fund                                      Income Fund
-----------------------------------------------------------------------
FTI Small Capitalization    corresponds   Fiduciary Small
Equity Fund                 to            Capitalization Equity
                                          Fund
-----------------------------------------------------------------------
FTI European Smaller        corresponds   Fiduciary European Smaller
Companies Fund              to            Companies Fund
-----------------------------------------------------------------------


                                   AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUNDS.

(a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of FG Trust on behalf of FGT Funds herein contained, and in consideration of the delivery by FG Trust of the number of FGT Funds' shares hereinafter provided and the assumption of FG Trust, on behalf of the FGT Funds, of all of the obligations and liabilities of the corresponding FTI Funds (as hereinafter provided), FTI Trust on behalf of each FTI Fund agrees that it will convey, transfer and deliver to FG Trust, on behalf of each corresponding FGT Fund, at the closing date (as defined in Section 3, hereinafter called the "Closing Date") all of FTI Fund's then existing assets ("Assets"). The transactions contemplated hereby are intended to qualify as reorganizations within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

(b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Funds herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FG Trust, on behalf of each FGT Fund, agrees at the Closing Date to
(i) assume and pay, to the extent that they exist on or after the Closing Date, all of the corresponding FTI Fund's obligations and liabilities, whether absolute, accrued, known or unknown, contingent or otherwise, including all fees and expenses in connection with the Plan ("Liabilities"); and (ii) deliver to FTI Trust the number of each FGT Fund's shares equal to the number of outstanding shares of the corresponding FTI Fund, as of 4:00 p.m., Eastern time, on the Closing Date. The value of each FGT Fund's shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the corresponding FTI Fund's Assets, less Liabilities assumed, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

(c) Immediately following the Closing Date, FTI Trust shall dissolve itself and the FTI Funds and distribute pro rata to their shareholders of record as of the close of business on the Closing Date, shares of the corresponding FGT Funds received by FTI Funds pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of FGT Funds for the benefit of shareholders of the corresponding FTI Funds of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional FGT Funds' shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of the FTI Funds shall be entitled to surrender the same to the transfer agent for FGT Funds in exchange for the number of shares of the corresponding FGT Funds into which the FTI Funds' shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for FGT Funds' shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the FTI Funds shall be deemed for all the FGT Funds' purposes to evidence ownership of the number of FGT Funds' shares into which the FTI Funds' shares (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

(a) The value of the FGT Funds' shares, the FTI Funds' shares and the FTI Funds' Assets to be acquired by FGT Funds hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date
(a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or
(c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the FGT Funds' shares, the FTI Funds' shares and the value of the FTI Funds' Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectus of the FGT Funds and the FTI Funds.

(b) In the event of a Market Disruption on the proposed Closing Date so that accurate appraisal of the net asset value of the FGT Funds' shares, the FTI Funds' shares or the value of the FTI Funds' Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of the FGT Funds' shares, the FTI Funds' shares and the value of the FTI Funds' Assets shall be made by the investment advisor to the FGT Funds; provided, however, that all computations of value shall be subject to review by the FTI Funds.

3. CLOSING AND CLOSING DATE. The Closing Date shall be July [24], 2003, or such later date as the parties may mutually agree. The Closing Date shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust, on behalf of FTI Funds, shall have provided for delivery as of the Closing Date of the Assets of FTI Funds to be transferred to the account of the corresponding FGT Funds at FGT Funds' Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. The FGT Funds shall assume all liabilities of the FTI Funds in connection with the acquisition of Assets, except that recourse for assumed liabilities relating to an FTI Fund shall be limited to the corresponding FGT Fund. Also, FTI Trust, on behalf of FTI Funds, shall deliver at the Closing a list of names and addresses of the shareholders of record of the FTI Funds' shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m., Eastern time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. FG Trust on behalf of FGT Funds shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of FGT Funds to be delivered to the accounts of the FTI Funds at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Funds may request, or provide evidence satisfactory to FTI Trust that such FGT Funds' shares have been registered in an account on the books of the FGT Funds in such manner as the officers of FTI Trust on behalf of FTI Funds may request.

4.    REPRESENTATIONS AND WARRANTIES BY FG TRUST ON BEHALF OF FGT FUNDS.

      FG Trust, on behalf of FGT Funds, represents and warrants to FTI Trust that:

(a) FGT Funds are series of FG Trust, a business trust created under the laws of the State of Delaware on September 26, 2000, and are validly existing under the laws of that State. FG Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, and that while no FGT Funds' shares have been issued, they will be issued and sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) FG Trust is authorized to issue an unlimited number of shares of beneficial interest of the FGT Funds, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. The FGT Funds have one class of shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to the FGT Funds' shares. No shareholder of FG Trust shall have any option, warrant or preemptive right of subscription or purchase with respect to the each FGT Fund.

(c) The books and records of FGT Funds accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FGT Funds.

(d) FG Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. FG Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FG Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FGT Funds' business as such business is now being conducted and to consummate the transactions contemplated herein.

(e) FG Trust, on behalf of FGT Funds, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance of its obligations under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FG Trust of the transactions contemplated by the Plan, except for the registration of the FGT Funds shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(f) FG Trust has elected or intends to elect to treat each of the FGT Funds as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, each of the FGT Funds will be a "fund" as defined in Section 851(g)(2) of the Code, will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g) FGT Funds are not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h) FGT Funds do not have any unamortized or unpaid organizational fees or expenses.

(i) All information to be furnished by FG Trust to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) FGT Funds do not have and will not have any liabilities or assets prior to the Closing.

(k) FG Trust has no plan or intention to issue additional shares of the FGT Funds following the reorganization except for shares issued in the ordinary course of business as series of an open-end investment company; nor does FG Trust have any plan or intention to redeem or otherwise reacquire any shares of the FGT Funds issued pursuant to the reorganization, other than in the ordinary course of business or to the extent necessary to comply with any legal obligation under Section 22(e) of the 1940 Act.

(l) FGT Funds will actively continue the FTI Funds' business in substantially the same manner that the FTI Funds conducted that business immediately before the reorganization. The FGT Funds have no plan or intention to sell or otherwise dispose of any of the former assets of the FTI Funds, except for dispositions made in the ordinary course of business or dispositions necessary to maintain qualification as a RIC, although in the ordinary course of business, the FGT Funds will continuously review their investment portfolios (as the FTI Funds did before the reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of the FTI Funds.

(m) The Proxy Statement referred to in Section 7(f) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of FGT Funds accompanying or incorporated therein by reference, and any supplement or amendment to the Proxy Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Proxy Statement, on the date of the Special Meeting of the FTI Funds' shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF THE FTI FUNDS.

      FTI Trust, on behalf of the FTI Funds, represents and warrants to FG Trust that:

(a) FTI Funds are series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company, and all of FTI Trust's FTI Funds' shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of the FTI Funds, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of three (3) series. The FTI Funds have one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of the FTI Funds.

(c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2002, audited by Ernst & Young, LLP, copies of which have been delivered to FG Trust, and any interim financial statements for FTI Trust which may be furnished to FG Trust, fairly present the financial position of the FTI Funds as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the FTI Funds accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the FTI Funds.

(e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct the FTI Funds' business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) FTI Trust on behalf of the FTI Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan. FTI Trust has furnished FG Trust with copies or descriptions of all material agreements or other arrangements to which the FTI Funds are a party. The FTI Funds have no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the
Plan) which will not be terminated by the FTI Funds in accordance with their terms at or prior to the Closing Date.

(g) FTI Trust has elected to treat each of the FTI Funds as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, each of the FTI Funds has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) The FTI Funds are not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The FTI Funds do not have any unamortized or unpaid organization fees or expenses.

(j) The Prospectus of the FTI Funds, dated April 1, 2003, and the corresponding Statement of Additional Information, dated April 1, 2003, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of the FTI Funds or any supplement thereto, that is hereafter filed with the Securities and Exchange Commission ("SEC") (copies of which documents shall be provided to FG Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(k) The FTI Funds do not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise FG Trust in writing of all the FTI Funds' known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

(l) Since November 30, 2002, there has not been any material adverse change in the FTI Funds' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the FTI Funds or FTI Trust of the transactions contemplated by the Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.

(n) The information to be furnished by FTI Trust or the FTI Funds for use in preparing the Proxy Statement referred to in Section 7(f) hereof, and any other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) There is no plan or intention of the FTI Funds' shareholders who individually own 5% or more of shares of the FTI Funds and, to the best of FTI Trust's knowledge, there is no plan or intention of the remaining FTI Funds' shareholders to redeem or otherwise to dispose of any shares of FGT Funds to be received by them in the reorganization (other than redemptions and dispositions of shares of FGT Funds that may occur in the future as a consequence of investment decisions unrelated to the reorganization). FTI Trust does not anticipate dispositions of shares of the FTI Funds at the time or soon after the reorganization to exceed the usual rate and frequency of redemptions of shares of the FTI Funds as series of an open-end investment company. Consequently, FTI Trust is not aware of any plan that would cause the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the reorganization to be 1% or more of the shares of the FTI Funds outstanding as of the Closing Date.

(p) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of FGT Funds' shares to be issued pursuant to Section 1 of the Plan, will accurately reflect each FTI Fund's Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(q) At the Closing, it will have good and marketable title to all of the Assets shown on the statement of assets and liabilities referred to in (a) above, except such imperfections of title as do not materially detract from the value or use of the Assets subject thereto, or materially affect title thereto.

(r) As of the Closing Date, the FTI Funds will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of the FTI Funds, except for the right of investors to acquire shares at net asset value in the normal course of business as open-end diversified management investment companies operating under the 1940 Act.

(s) Throughout the five-year period ending on the Closing Date, the FTI Funds will have conducted their historic business within the meaning of
Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner.

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND FG TRUST.

      FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each represents and warrants to the other that:

(a) Except as disclosed in its currently effective prospectus relating to the FTI Funds, in the case of FTI Trust, and the FGT Funds, in the case of FG Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither FG Trust nor FTI Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the FGT Funds' or the FTI Funds' business or their ability to consummate the transactions herein contemplated.

(b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees, and the Plan, subject to the approval of the FTI Funds' shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(d) It anticipates that consummation of the Plan will not cause the FTI Funds, in the case of FTI Trust, and the FGT Funds, in the case of FG Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.
7.    COVENANTS OF FTI TRUST AND FG TRUST.

(a) FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

(b) FTI Trust, on behalf of the FTI Funds, undertakes that it will not acquire the FGT Funds' shares for the purpose of making distributions thereof to anyone other than the FTI Funds' shareholders.

(c) FTI Trust, on behalf of the FTI Funds, undertakes that, if the Plan is consummated as to one or more FTI Funds, such FTI Funds will liquidate and dissolve, and if the Plan is consummated for all FTI Funds, FTI Trust will liquidate and dissolve itself and all FTI Funds.

(d) FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

(e) At the Closing, FTI Trust, on behalf of the FTI Funds, will provide the FGT Funds a copy of the shareholder ledger accounts, certified by the FTI Funds' transfer agent or their President to the best of its or his knowledge and belief, for all the shareholders of record of the FTI Funds' shares as of 4:00 p.m., Eastern time, on the Closing Date who are to become shareholders of the FGT Funds as a result of the transfer of assets that is the subject of the Plan.

(f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Joint Meeting of the FTI Funds' shareholders to consider and vote upon the Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees (i) to file with the SEC, and (ii) to mail to each shareholder of record of FTI Funds entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder. At the time it becomes effective, at the time of the Special Meeting, and at the Closing Date, the Proxy Statement will (i) comply in all material respects with the applicable provisions of the 1934 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) Subject to the provisions of the Plan, FG Trust and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(h) FTI Trust shall furnish to FG Trust on the Closing Date a Statement of Assets and Liabilities of the FTI Funds as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the FTI Funds' Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to FG Trust, in such form as is reasonably satisfactory to FG Trust, a statement of the earnings and profits of the FTI Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the FGT Funds as a result of Section 381 of the Code, which statement shall be certified by the FTI Funds' Treasurer or Assistant Treasurer. FTI Trust covenants that each of the FTI Funds have no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

(i) FTI Trust shall deliver to FG Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the FTI Funds transferred to FG Trust in accordance with the terms of the Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND FG TRUST.

      The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

(c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the Plan and reorganizations contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the FTI Funds at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for each of the FTI Funds prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by
Section 1222(a) of the Code.

(f) That there shall be delivered to FTI Trust, on behalf of the FTI Funds, and FG Trust, on behalf of the FGT Funds, an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FG Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and with the laws of the Commonwealth of Massachusetts and State of Delaware, and based upon certificates of the officers of FTI Trust and FG Trust with regard to matters of fact for each FTI Fund and corresponding FGT Fund:

(1) The acquisition by the FGT Fund of all the assets of the FTI Fund as provided for herein in exchange for the FGT Fund's shares and the assumption by the FGT Fund of all of the liabilities of the FTI Fund, followed by the distribution by the FTI Fund to its shareholders of the FGT Fund's shares in complete liquidation of the FTI Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the FTI Fund and the FGT Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the FTI Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the FGT Fund in exchange solely for voting shares of the FGT Fund (Sections 361(a) and 357(a) of the Code);

(3) The FGT Fund will recognize no gain or loss upon the receipt of all of the assets of the corresponding FTI Fund, in exchange solely for voting shares of the FGT Fund (Section 1032(a) of the Code);

(4) No gain or loss will be recognized by the FTI Fund upon the distribution of the corresponding FGT Fund's shares to its shareholders in complete liquidation of the FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5) The basis of the assets of the FTI Fund received by the FGT Fund will be the same as the basis of such assets to the FTI Fund immediately prior to the reorganization (Section 362(b) of the Code);

(6) The holding period of the assets of the FTI Fund received by the FGT Fund will include the period during which such assets were held by the FTI Fund (Section 1223(2) of the Code);

(7) No gain or loss will be recognized to the shareholders of the FTI Fund upon the exchange of their shares in the FTI Fund for voting shares of the FGT Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

(8) The basis of a FGT Fund's shares received by the shareholders of the FTI Fund shall be the same as the basis of the FTI Fund's shares exchanged therefor (Section 358(a)(1) of the Code);

(9) The holding period of the FGT Fund's shares received by shareholders of the FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund's shares surrendered in exchange therefor, provided that the FTI Fund's shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10) A FGT Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations") the items of the FTI Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

(g) That there shall be delivered to FG Trust on behalf of the FGT Funds an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FTI Trust on behalf of the FTI Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Each of the FTI Funds is a series of FTI Trust and the FTI Trust is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

(2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without a par value, of the FTI Funds. One class of shares of the FTI Funds has been designated as the FTI Funds' shares, and an unlimited number of shares of beneficial interest of FTI Trust have been allocated to the FTI Funds' shares. Assuming that the initial shares of beneficial interest of the FTI Funds were issued in accordance with the 1940 Act and the Declaration of Trust, as amended, and By-laws, as amended and restated, of FTI Trust, and that all other outstanding shares of the FTI Funds were sold, issued and paid for in accordance with the terms of the FTI Funds' prospectus in effect at the time of such sales, each such outstanding share is duly authorized, fully paid, and non-assessable;

(3) The FTI Trust is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in the FTI Funds' currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the FTI Funds, the unfavorable outcome of which would materially and adversely affect FTI Trust or the FTI Funds;

(5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of the FTI Funds; and

(6) Neither the execution, delivery, nor performance of the Plan by FTI Trust on behalf of the FTI Funds violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A; the Plan is the legal, valid and binding obligation of FTI Trust on behalf of the FTI Funds and is enforceable against FTI Trust on behalf of the FTI Funds in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

(h) That there shall be delivered to FTI Trust on behalf of the FTI Funds an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to FG Trust on behalf of the FGT Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Each of the FGT Funds is a series of FG Trust and FG Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2) FG Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of the FGT Funds. One class of shares FGT Funds has been designated as the FGT Funds' shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated to the FGT Funds' shares. Assuming that the shares of beneficial interest of the FGT Funds to be delivered pursuant to the Plan are sold, issued and paid for in accordance with the terms of the FGT Funds' prospectus in effect at the time of the Closing, each such share of the FGT Funds is validly issued, fully paid, and non-assessable;

(3) Each of the FGT Funds is a series of the FG Trust, an open-end investment company of the management type registered as such under the 1940 Act;

(4) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the FGT Funds, the unfavorable outcome of which would materially and adversely affect FG Trust or the FGT Funds;

(5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FG Trust on behalf of the FGT Funds;

(6) Neither the execution, delivery, nor performance of the Plan by FG Trust on behalf of the FGT Funds violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FG Trust as an exhibit to its Registration Statement on Form N-1A; the Plan is the legal, valid and binding obligation of FG Trust on behalf of the FGT Funds and is enforceable against FG Trust on behalf of the FGT Funds in accordance with its terms; and

(7) The Registration Statement of FG Trust, of which the prospectus dated [June 19], 2003 of the FGT Funds is a part (the "Prospectus") is, at the time of the signing of the Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of the Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FG Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FG Trust.

(i) That the FTI Funds shall have received a certificate from the President and Secretary of FG Trust on behalf of FGT Funds to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of the Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) That FG Trust's Registration Statement with respect to FGT Funds' shares to be delivered to FTI Funds' shareholders in accordance with the Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k) That the FGT Funds' shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the FGT Funds' shares lawfully to be delivered to each holder of FTI Funds' shares.

(l) That, at the Closing, there shall be transferred to FG Trust on behalf of FGT Funds, aggregate Assets of the corresponding FTI Funds comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of each FTI Fund on the Closing Date.

(m) That there be delivered to FG Trust on behalf of FGT Funds information concerning the tax basis of FTI Funds in all securities transferred to the corresponding FGT Funds, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Funds as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Funds respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.

(a) FTI Trust on behalf of FTI Funds and FG Trust on behalf of FGT Funds each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of the Plan shall be borne [by Fiduciary International, Inc. and its affiliates.]

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the FTI Funds) prior to the Closing, or the Closing may be postponed as follows:

(1) by mutual consent of FTI Trust on behalf of FTI Funds and FG Trust on behalf of FGT Funds;

(2) by FG Trust on behalf of FGT Funds if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by FTI Trust on behalf of FTI Funds if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by FG Trust or FTI Trust to terminate the Plan and to abandon the reorganization shall be exercised, respectively, by the Board of Trustees of either FG Trust or FTI Trust.

(b) If the transactions contemplated by the Plan have not been consummated by [July 31,] 2003, the Plan shall automatically terminate on that date, unless a later date is agreed to by both FG Trust and FTI Trust.

(c) In the event of termination of the Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, FG Trust, FTI Funds nor FGT Funds, nor their trustees, officers, or agents or the shareholders of FTI Funds or FGT Funds shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9(b) hereof.

(d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and terminate on the Closing Date, and neither FTI Trust nor FG Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or FG Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Funds, or FG Trust, on behalf of FGT Funds, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of FTI Funds, unless such terms and conditions shall result in a change in the method of computing the number of FGT Funds' shares to be issued to FTI Funds in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Funds prior to the meeting at which the transactions contemplated by the Plan shall have been approved, the Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Funds at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.

      (a) FG Trust and the FGT Funds shall indemnify, defend and hold harmless the FTI Funds, FTI Trust, its Board of Trustees, officers, employees and agents
(collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of FG Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement, as filed and in effect with the SEC or any application prepared by FG Trust and FGT Funds with any state regulatory agency in connection with the transactions contemplated by the Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FG Trust and FGT Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FG Trust and/or FGT Funds or the transactions contemplated by the Plan made in the Proxy Statement or any Application.

      (b) After the Closing Date, FG Trust, on behalf of the FGT Funds, shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired
Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of FG Trust, on behalf of the FGT Funds, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

      (c) FTI Trust on behalf of FTI Funds, until the time of FTI Funds' liquidation, shall indemnify, defend, and hold harmless FGT Funds, FG Trust, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Statement, as filed with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Funds or the transactions contemplated by the Plan made in the Proxy Statement or any Application.

        (d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the Indemnified Party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party."
Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

           Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

        (e) This Section 11 shall survive the termination of the Plan and for a period of three (3) years following the Closing Date.

12.   LIABILITY OF FG TRUST AND FTI TRUST.

      (a) Each party acknowledges and agrees that all obligations of FG Trust under the Plan are binding only with respect to FGT Funds; that any liability of FG Trust under the Plan with respect to an FGT Fund, or in connection with the transactions contemplated herein with respect to such FGT Fund, shall be discharged only out of the assets of that FGT Fund; that no other series of FG Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FTI Trust nor FTI Funds shall seek satisfaction of any such obligation or liability from the shareholders of FG Trust, the trustees, officers, employees or agents of FG Trust, or any of them.

      (b) Each party acknowledges and agrees that all obligations of FTI Trust under the Plan are binding only with respect to the respective FTI Funds;
that any liability of FTI Trust under the Plan with respect to an FTI Fund, or in connection with the transactions contemplated herein with respect to such FTI Fund, shall be discharged only out of the assets of that FTI Fund; that no other series of FTI Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FG Trust nor FGT Funds shall seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.    SEVERABILITY.

      Subject to the conditions set forth in the Plan and notwithstanding anything herein that may be construed to the contrary, the failure of one of the FTI Funds to consummate the transactions contemplated hereby shall not, or to comply with the conditions set forth in Section 8 of the Plan may not, affect the consummation or validity of the reorganization with respect to any other FTI Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "FTI Fund" and "FGT Fund" as meaning only those series of FTI Trust and FG Trust, respectively, that are involved in the reorganization as of the Closing Date.

14.   ENTIRE AGREEMENT AND AMENDMENTS.

      The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

15.   COUNTERPARTS.

      The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Global Trust, at One Franklin Parkway, San Mateo, California 94403,
Attention: Secretary, or the FTI Funds, at [          ], Attention:
Secretary, as the case may be.

17.   GOVERNING LAW.

      The Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of [Delaware or Massachusetts?].

IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Funds, and FG Trust, on behalf of FGT Funds, have each caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                      FRANKLIN GLOBAL TRUST, ON
                                      BEHALF OF FIDUCIARY LARGE
                                      CAPITALIZATION GROWTH AND
                                      INCOME FUND, FIDUCIARY SMALL
                                      CAPITALIZATION EQUITY FUND
                                      AND FIDUCIARY EUROPEAN
                                      SMALLER COMPANIES FUND
Attest:

-------------------------------       By:-----------------------------
[                   ]                    [                   ]
Secretary                                Vice President

                                      FTI FUNDS, ON BEHALF OF FTI
                                      LARGE CAPITALIZATION GROWTH
                                      AND INCOME FUND, FTI SMALL
                                      CAPITALIZATION EQUITY  FUND
                                      AND FTI EUROPEAN SMALLER
                                      COMPANIES FUND

Attest:

-------------------------------       By:--------------------------------
[                       ]                [              ]
Secretary                                Vice President










                                   EXHIBIT B
               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
                               A COMPARISON OF:
                THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
  THE CHARTER DOCUMENTS OF FRANKLIN GLOBAL TRUST, A DELAWARE STATUTORY TRUST,
                                UNDER SUCH LAW,
              THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
      THE CHARTER DOCUMENTS OF FTI FUNDS, A MASSACHUSETTS BUSINESS TRUST,
                                UNDER SUCH LAW



DELAWARE STATUTORY TRUST

GOVERNING DOCUMENTS/GOVERNING BODY

A Delaware statutory trust (formerly known as a Delaware business trust) (a "DST") is formed by a governing instrument and the filing of a certificate of trust with the Delaware Secretary of State ("Secretary of State"). The Delaware law governing a DST is referred to in this analysis as the "Delaware Act."

A DST is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees.

As described in this chart, DSTs are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits management of a DST to take various actions without being required to make state filings or obtain shareholder approval.

The governing instrument for the DST, Franklin Global Trust ("Global Trust"), is comprised of an agreement and declaration of trust, as amended
("Declaration"), and by-laws ("By-Laws"). Global Trust's governing body is a board of trustees (the "board" or "board of trustees" or collectively, the "trustees").

Each trustee of Global Trust shall hold office for the lifetime of Global Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court, or is removed, or, if earlier, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.
MASSACHUSETTS BUSINESS TRUST

GOVERNING DOCUMENTS/GOVERNING BODY

A Massachusetts business trust (an "MBT") is created by filing a declaration of trust with the Secretary of State of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

An MBT is an unincorporated association organized under the Massachusetts statute governing business trusts (the "Massachusetts Statute") and is considered to be a hybrid, having characteristics of both corporations and common law trusts. An MBT's operations are governed by a trust instrument and by-laws. The business and affairs of an MBT are managed by or under the direction of a board of trustees.

MBTs also are granted a significant amount of organizational and operational flexibility. The Massachusetts Statute is silent on most of the salient features of MBTs, thereby allowing the trustees of the MBT to freely structure the MBT. The Massachusetts Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

The governing instrument for the MBT, FTI Funds, is comprised of a declaration of trust, as amended ("MA Declaration"), and by-laws ("MA By-Laws"). The FTI Funds' governing body is a board of trustees (the "board" or "board of trustees" or collectively, the "trustees").

Each trustee of FTI Funds shall hold office for the lifetime of FTI Funds until he or she dies, resigns, is removed or retired.

DELAWARE STATUTORY TRUST

OWNERSHIP SHARES OR INTERESTS

Under the Delaware Act, the ownership interests in a DST are denominated as "beneficial interests" that are held by "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and "beneficial owners" and the governing instrument may identify "beneficial interests" and "beneficial owners" as "shares" and "shareholders," respectively.

Global Trust's units of beneficial interest, par value $0.01 per unit, are designated as "shares" and its beneficial owners are designated as "shareholders." This analysis will use the "share" and "shareholder" terminology.

MASSACHUSETTS BUSINESS TRUST

OWNERSHIP SHARES OR INTERESTS

Under the Massachusetts Statute, the ownership interests in an MBT are denominated as "beneficial interests" that are held by "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and "beneficial owners" and the governing instrument may identify "beneficial interests" and "beneficial owners" as "shares" and "shareholders," respectively.

FTI Funds' units of beneficial interest, without par value, are designated as "shares" and its beneficial owners are designated as "shareholders." This analysis will use the "share" and "shareholder" terminology.

DELAWARE STATUTORY TRUST

SERIES AND CLASSES

Under the Delaware Act, the governing instrument may provide for classes, groups or series of shares, shareholders or trustees, having such relative rights, powers and duties as set forth in the governing instrument. Such series, classes or groups may be described in the DST's governing instrument or in resolutions adopted by its trustees. No state filing is necessary and, unless required by the governing instrument, shareholder approval is not needed.

In addition, under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DST, where a DST is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), any class, group or series of shares of the DST is preferred as to distribution of assets or payment of dividends over all other classes, groups or series of the DST with respect to assets specifically allocated to such class, group or series as contemplated by Section 18 (or any amendment or successor provision) of the 1940 Act.

The Declaration authorizes an unlimited number of shares, which the trustees may divide into separate series and may further divide the series into separate classes of shares. Such series and classes will have the rights and preferences as determined by the trustees.

MASSACHUSETTS BUSINESS TRUST

SERIES AND CLASSES

The Massachusetts Statute permits an MBT to issue one or more series or classes of beneficial interest. The Massachusetts Statute is largely silent as to any requirements for the creation of such series or classes, although the trust documents creating an MBT may provide methods or authority to create such series or classes without seeking shareholder approval.

The MA Declaration authorizes an unlimited number of shares, which may be further divided into separate series and classes. Such series and classes will have the rights and preferences as determined by the trustees.

DELAWARE STATUTORY TRUST

AMENDMENTS TO GOVERNING DOCUMENTS

The Delaware Act provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DST. Amendments to the governing instrument that do not change the information in the DST's certificate of trust are not required to be filed with the Secretary of State.

DECLARATION OF TRUST

Subject to the paragraph below, the Declaration may be restated and/or amended at any time by a written instrument signed by a majority of the trustees and, if required, by approval of such amendment by the shareholders, by a majority of the shares voted at a shareholders' meeting at which a quorum is present.

The board of trustees shall have the power to amend the Declaration, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration, provided that before adopting any such amendment without shareholder approval the board of trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law. If shares have been issued, shareholder approval shall be required to adopt any amendment to the Declaration which would adversely affect to a material degree the rights and preferences of the shares of any series (or class) or to increase or decrease the par value of the shares of any series (or class).

BY-LAWS

The By-Laws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law, the Declaration or the By-Laws. Subject to the right of shareholders to adopt, amend or repeal By-Laws, and except as otherwise provided by law or the Declaration, the By-Laws may be adopted, amended, or repealed by the board of trustees.

CERTIFICATE OF TRUST

Pursuant to the Declaration, the certificate of trust may be amended and/or restated by a procedure similar to that used to amend and/or restate the Declaration, as described above. Any such amendment or restatement of the certificate of trust shall be effective immediately upon filing with the Secretary of State or such future date as may be stated therein.

MASSACHUSETTS BUSINESS TRUST

AMENDMENTS TO GOVERNING INSTRUMENTS

The Massachusetts Statute provides broad flexibility as to the manner of amending and/or restating the governing instrument of an MBT. The Massachusetts Statute provides that the trustees shall, within thirty (30) days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of State of Massachusetts and with the clerk of every city or town in Massachusetts where the MBT has a usual place of business.

DECLARATION OF TRUST

No amendment of the MA Declaration may repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved. Subject to the foregoing, the MA Declaration may be amended by a written instrument signed by a majority of the trustees (or by an officer of FTI Funds pursuant to the vote of a majority of the trustees) so long as such amendment does not (i) adversely affect the rights of any shareholder with respect to which such amendment applies, and (ii) contravene applicable law. Any amendment that adversely affects the rights of shareholders may be adopted by a written instrument signed by a majority of the trustees (or by an officer of FTI Funds pursuant to the vote of a majority of the trustees) when authorized to do so by the vote of the shareholders holding a majority of the shares entitled to vote.

The MA Declaration may be amended by a majority of the trustees, without shareholder approval, to: (a) establish and designate one or more series or classes with such rights and preferences and eligibility requirements for investment therein as the trustees determine, and reclassify outstanding shares as shares of a particular series or class; (b) combine two or more series or classes into a single series or class on such terms and conditions as the trustees determine; (c) change or eliminate any eligibility requirements for investment in any series or class, including without limitation, to provide for the issue of shares of any series or class in connection with any merger or consolidation of FTI Funds with another trust or company or any acquisition by FTI Funds of part or all of the assets of any other trust or company; (d) change the designation of any series or class; (e) change the method of allocating dividends among the various series and classes; (f) allocate specific assets, liabilities, items of income or expense of FTI Funds to one or more series and classes; and (g) specifically allocate assets to any or all series or classes, or create one or more additional series or classes that are preferred over all other series or classes in respect of assets specifically allocated thereto or any dividends paid by FTI Funds and provide for any special voting or other rights with respect to such series or classes. In addition, unless otherwise provided by applicable law, the trustees may amend the MA Declaration to abolish a series or class and rescind its establishment and designation without the approval of the shareholders of that series or class.

BY-LAWS
The MA By-Laws may be amended by a majority vote of all of the trustees.

CERTIFICATE OF TRUST
The Massachusetts Statute does not require an MBT to file a certificate of trust.

DELAWARE STATUTORY TRUST

PREEMPTIVE RIGHTS AND REDEMPTION OF SHARES

Under the Delaware Act, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders. Unless otherwise provided in the governing instrument or another agreement, a shareholder has no preemptive right to subscribe to any additional issue of shares or other interest in a DST.

The Declaration provides that no shareholder shall have the preemptive or other right to subscribe to additional shares or other securities issued by Global Trust or any series thereof.

Global Trust shall purchase the outstanding shares offered by any shareholder for redemption upon such shareholder's compliance with the procedures set forth in the Declaration and/or such other procedures as the board may authorize. Global Trust shall pay the net asset value for such outstanding shares in accordance with the Declaration, By-Laws and applicable law. Payment may be made wholly or partly in kind at the determination of the trustees and the fair value, selection and quantity of securities or other property so paid may be determined by or under authority of the trustees. Global Trust is not liable for any delay in transferring securities selected for delivery as all or part of any payment in kind.

Global Trust's obligation to repurchase such outstanding shares may be suspended or postponed by the trustees: (i) at any time that the New York Stock Exchange ("NYSE") is closed for other than weekends or holidays, (ii) if permitted by the rules of the Securities and Exchange Commission (the "SEC") during periods when trading on the NYSE is restricted, (iii) during any emergency that makes it impracticable for Global Trust to dispose of the investments of the applicable series or to determine fairly the value of the net assets held with respect to such series or (iv) during any other period permitted by order of the SEC for the protection of investors.

In addition, Global Trust may, at its option and at any time, redeem outstanding shares of any shareholder at the net asset value thereof to the extent such shareholder owns outstanding shares: (i) of any series having an aggregate net asset value of less than an amount determined from time to time by the trustees prior to the acquisition of said shares; (ii) of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the trustees; or (iii) equal to or in excess of a percentage, determined from time to time by the trustees, of the outstanding shares of Global Trust or of any series thereof.

MASSACHUSETTS BUSINESS TRUST

PREEMPTIVE RIGHTS AND REDEMPTION OF SHARES

Under the Massachusetts Statute, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders.

The MA Declaration provides that no shareholder shall have the preemptive or other right to subscribe to any additional shares or other securities issued by FTI Funds.

FTI Funds shall purchase the shares of any series or class offered for redemption by any shareholder of record upon such shareholder's compliance with the terms and conditions determined by the trustees.

Such shares shall be purchased at the net asset value thereof in accordance with the MA Declaration, reduced by any redemption charge or deferred sales charge as the trustees from time to time may determine. Payment may be made in whole or in part by a distribution in kind of securities from the portfolio of the relevant series or class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the trustees deem fair and equitable.

FTI Funds may also purchase shares of a series or class by agreement with the owner thereof at a purchase price not exceeding the net asset value per share (reduced by any redemption charge or deferred sales charge).

The trustees may suspend the determination of net asset value or right of redemption or postpone the payment date for any period in accordance with the 1940 Act.

In addition, FTI Funds has the right at any time to redeem the shares of any series or class held of record by any shareholder at the net asset value thereof (which may be reduced by any applicable redemption charge or deferred sales charge), if at any time: (i) the total investment in the shareholder's account does not have a minimum dollar value determined from time to time by the trustees; (ii) a shareholder fails to furnish certified social security or tax identification numbers; or (iii) the trustees determine that failure to so redeem may have materially adverse consequences to the other shareholders, FTI Funds or any series or class thereof.

DELAWARE STATUTORY TRUST

DISSOLUTION AND TERMINATION EVENTS

Global Trust may be dissolved by the vote of a majority of the outstanding shares of each series entitled to vote, voting separately by series, or by the trustees by written notice to the shareholders. Any particular series may be dissolved (i) by vote of a majority of the shares of that series; (ii) by the trustees by written notice to the shareholders of that series; or
(iii) by vote of a majority of the trustees at any time that there are no shares outstanding of such series. At any time that there are no shares outstanding of a particular class, such class may be abolished by the vote of a majority of the trustees.

MASSACHUSETTS BUSINESS TRUST

DISSOLUTION AND TERMINATION EVENTS

The trustees may, by majority action, and with the affirmative "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of each series or class entitled to vote as determined by the trustees pursuant to the MA Declaration, sell and convey the assets of FTI Funds or any series or class thereof to another trust or corporation. The trustees may also sell and convert into money all the assets of FTI Funds or any series or class thereof without shareholder approval, unless otherwise required by applicable law. In addition, unless otherwise provided by applicable law, the trustees may amend the MA Declaration to abolish a series or class and rescind its establishment and designation without the approval of the shareholders of that series or class.

DELAWARE STATUTORY TRUST

LIQUIDATION

Under the Delaware Act, a DST that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

With respect to any remaining assets, the Declaration provides that Global Trust shall, in accordance with such procedures as the trustees consider appropriate, reduce such assets held with respect to each series (or the applicable series, as the case may be) to any combination of cash, shares or other securities, and distribute the proceeds held with respect to each series (or the applicable series, as the case may be) to the shareholders of that series, ratably according to the number of shares of that series held of record by the several shareholders on the dissolution date. All distributions shall be made ratably among all shareholders of a particular (class of a) series from the assets held with respect to such series according to the number of shares of such (class of such) series held of record by such shareholder on the dissolution date.

MASSACHUSETTS BUSINESS TRUST

LIQUIDATION

Under the Massachusetts Statute, there are no provisions as to the liquidation of an MBT.

Following a sale of assets as described under DISSOLUTION AND TERMINATION EVENTS, the MA Declaration provides that upon making provision to pay all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each series or class of FTI Funds, the trustees shall distribute the remaining assets belonging to each series or class ratably among the holders of the outstanding shares of that series or class.

DELAWARE STATUTORY TRUST

VOTING RIGHTS, MEETINGS, NOTICE, QUORUM, RECORD DATES AND PROXIES

Under the Delaware Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to meetings, notice requirements, written consents, record dates, quorum requirements, voting by proxy and any other matter pertaining to the exercise of voting rights. The governing instrument may also provide for the establishment of record dates for allocations and distributions by the DST.

ONE VOTE PER SHARE
The Declaration provides that each whole share of Global Trust is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

VOTING BY SERIES
The Declaration provides that all shares of Global Trust entitled to vote on a matter shall vote separately by series and, if applicable, by class, except if (i) the 1940 Act requires all Global Trust shares to be voted in the aggregate without differentiation between the separate series or classes, in which case all of Global Trust's shares may vote on a one-vote-per-share basis; and (ii) any matter affects only the interests of some but not all series or classes, in which case only the shareholders of such affected series or classes may vote on the matter.

SHAREHOLDERS' MEETINGS
The Delaware Act does not mandate annual shareholders' meetings.

The Declaration provides that shareholders' meetings may be called by the trustees: (i) to elect or remove trustees; (ii) for such other purposes as may be prescribed by law, the Declaration or the By-Laws; and (iii) for the purpose of taking action upon any other matter deemed by the trustees to be necessary or desirable. In addition, a shareholders' meeting for the purpose of electing or removing trustees may be called upon the demand of shareholders owning 10% or more of the shares of Global Trust. The By-Laws authorize the board of trustees, the chairman of the board or the president to call a shareholders' meeting.

RECORD DATES
As stated above, under the Delaware Act, the governing instrument may provide for record dates.

In order to determine the shareholders of any series (or class) entitled to notice of, and to vote at, a shareholders' meeting or any adjournment of such a meeting, the Declaration authorizes the trustees to fix a record date. The record date may not be more than ninety (90) days before the date of such shareholders' meeting. The By-Laws provide that for purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the trustees may fix in advance a record date which may not be more than ninety (90) days nor less than seven
(7) days before the date of any such meeting or action by written consent.

Pursuant to the By-Laws, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be at the close of business on the business day next preceding the date on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day of the meeting; (b) the record date for determining shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board of trustees has been taken, shall be at the close of business on the day on which the board of trustees adopts the resolution relating to such action or the seventy-fifth day before the date of such other action, whichever is later.

To determine the shareholders of any series or class entitled to a dividend or any other distribution, the Declaration authorizes the trustees to fix a record date which shall be before the date such dividend or distribution is to be paid. Without fixing a record date the trustees may, for voting and/or distribution purposes, close the register or transfer books for one or more series for all or any part of the period between a record date and a shareholders' meeting or a distribution payment. The trustees may set different record dates for different series or classes.

The Declaration provides that written notice of any shareholders' meeting shall be provided by the trustees by mailing such notice at least seven (7)
days before such meeting to each shareholder.   The By-Laws further provide
that notice shall be given not more than seventy-five (75) days before the date of the meeting.

QUORUM FOR SHAREHOLDERS' MEETING
Under the Declaration, except when a larger quorum is required by the Declaration, the By-Laws or applicable law, forty percent (40%) of the shares entitled to vote at a shareholders' meeting shall constitute a quorum at such meeting, When any one or more series or classes is to vote as a single class separate from any other shares, forty percent (40%) of the shares of each such series or class entitled to vote at a shareholders' meeting of such series or class shall constitute a quorum at such series or class meeting.

SHAREHOLDER VOTE
Subject to Article III, Section 3.06(D) of the Declaration relating to separate voting by series and classes, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a trustee, except when a larger vote is required by any provision of the Declaration, the By-Laws or by applicable law.

SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
To the extent consistent with applicable law, the trustees may cause (i) Global Trust to be merged into or consolidated with another trust or company,
(ii) the outstanding shares of Global Trust or any series thereof to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to the Declaration, or (iii) the outstanding shares to be exchanged under or pursuant to any state or federal statute; provided that such transaction must be authorized by vote of a majority of the outstanding shares of Global Trust, as a whole, or any affected series, as may be applicable. In all respects not governed by statute or applicable law, the trustees may prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation, and may create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of Global Trust may be transferred and may provide for the conversion of shares of Global Trust or any series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

The trustees may, without the approval of the shareholders of any series unless otherwise required by applicable law, combine the assets and liabilities held with respect to any two or more series into assets and liabilities held with respect to a single series.

CUMULATIVE VOTING
The Declaration provides that shareholders are not entitled to cumulate their votes in the election of trustees.

PROXIES
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, the trustees or shareholders (as applicable) may vote in person or by proxy and such proxy may be granted in writing, by means of "electronic transmission" (as defined in the Delaware Act) or as otherwise permitted by applicable law.

The Declaration permits shares to be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons may be executed by any one of them unless at or prior to the exercise of the proxy Global Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity will rest on the challenger.

The By-Laws provide that a proxy is deemed signed if the shareholder's name is placed on the proxy (by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy that does not state that it is irrevocable will continue in full force and effect unless: (i) the person who executed the proxy delivers a written revocation to Global Trust before the vote pursuant to that proxy; (ii) revoked by a subsequent proxy executed by or the attendance at the meeting and voting in person by the person who executed that proxy; or (iii) written notice of the death or incapacity of the maker of that proxy is received by Global Trust before the vote pursuant to that proxy is counted. Unless a proxy provides otherwise, it is not valid for more than eleven (11) months from its date. In addition, the revocability of a proxy that states on its face that it is irrevocable is governed by the provisions of the General Corporation Law of the State of California.
ACTION BY WRITTEN CONSENT
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, such action may be taken without a meeting, without prior notice and without a vote if a written consent(s), setting forth the action taken, is signed by the trustees or shareholders (as applicable) having the minimum number of votes that would be necessary to take such action at a meeting at which all trustees or interests in the DST (as applicable) entitled to vote on such action were present and voted. Unless otherwise provided in the governing instrument, a consent transmitted by "electronic transmission" (as defined in the Delaware Act) by a trustee or shareholder (as applicable) or by a person authorized to act for a trustee or shareholder (as applicable) will be deemed to be written and signed for this purpose.

The Declaration provides that any shareholder action may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as may be required by any express provision of the Declaration or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the shares of any series (or class) entitled to vote separately on the matter consent to the action in writing. The By-Laws authorize actions by written consent without prior notice.

Under the By-Laws, if the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders has not been received, prompt notice of the action approved by the shareholders without a meeting must be given in the manner set forth in the By-Laws.

The Declaration provides that any action required or permitted to be taken at any meeting of the board of trustees may be taken without a meeting if all members of the board of trustees consent in writing to that action, and the writings are filed with the minutes of the proceedings of the board of trustees.

MASSACHUSETTS BUSINESS TRUST

VOTING RIGHTS, MEETINGS, NOTICE QUORUM, RECORD DATES AND PROXIES

There is no provision in the Massachusetts Statute addressing voting by the shareholders of an MBT. The declaration of trust of an MBT, however, may specify matters as to which shareholders are entitled to vote.

ONE VOTE PER DOLLAR
The MA Declaration provides that each whole dollar of net asset value of shares owned of FTI Funds is entitled to one vote as to any matter on which it is entitled to vote and each fractional dollar of net asset value of shares owned is entitled to a proportionate fractional vote.

VOTING BY SERIES
The MA Declaration provides that only shareholders of a particular series or class may vote on matters affecting such series or class. Except with respect to matters as to which a particular series or class is affected materially differently, or as otherwise required by applicable law, all of the shares of each series or class shall, on matters as to which such series or class may vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the trustees may submit such matters to the shareholders of any or all such series or classes, separately.

SHAREHOLDERS' MEETINGS
An annual shareholders' meeting is not required by the Massachusetts Statute.

The MA Declaration provides that the trustees or the chief executive officer of FTI Funds may call a special shareholders' meeting. The trustees will also call a special meeting upon the written request of shareholders holding at least 10% of the outstanding shares of all series and classes entitled to
vote.   In addition, the MA By-Laws provide that a special shareholders'
meeting of FTI Funds or of a series or class thereof will be called by the secretary whenever ordered by the trustees, the chairman or requested in writing by the holders of 10% of the outstanding shares of FTI Funds or of the relevant series or class entitled to vote.

RECORD DATES
There is no record date provision in the Massachusetts Statute.

The MA Declaration authorizes the trustees to close the share transfer books maintained for any series or class for a period not exceeding ninety (90) days, or in lieu thereof to fix in advance a record date not exceeding ninety
(90) days, before: (i) the date of a shareholders' meeting of FTI Funds or any series or class thereof; (ii) the date of any dividend payment or other distribution to shareholders; (iii) the date for the allotment of rights;
(iv) the date when any change, conversion or exchange of shares of any series or class goes into effect; or (v) the last day on which the consent or dissent of shareholders of any series or class may be effectively expressed for any purpose, for the determination of shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent. The trustees may set different record dates for different series or classes.

The MA Declaration provides that shareholders are entitled to at least fifteen days' notice of any meeting.

QUORUM FOR SHAREHOLDERS' MEETING
The MA Declaration provides that, except as otherwise provided by law, the presence in person or by proxy of the holders of (i) one-half of the shares of FTI Funds on all matters requiring the affirmative "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act), or (ii) one-third of the shares of FTI Funds on all other matters permitted by law, in each case, entitled to vote without regard to class shall constitute a quorum at any shareholders' meeting. With respect to any matter which by law requires the separate approval of one or more series or classes, the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the shares of each series or class entitled to vote separately on the matter shall constitute a quorum.

SHAREHOLDER VOTE
The MA Declaration provides that subject to applicable law, the MA Declaration or the MA By-Laws, a plurality of the votes cast shall elect a trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon. However, the MA Declaration further provides that unless otherwise required by the 1940 Act, or a court or regulatory body, or unless the trustees determine otherwise, trustees shall be elected by the trustees, and shareholders have no right to elect trustees.

SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
The trustees may, by majority action, and with the affirmative "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of each series or class entitled to vote as determined by the trustees pursuant to the MA Declaration, sell and convey the assets of FTI Funds or any series or class thereof to another trust or corporation. The trustees may also sell and convert into money all the assets of FTI Funds or any series or class thereof without shareholder approval, unless otherwise required by applicable law.

The trustees may, without the approval of the shareholders of any series or class, unless otherwise required by applicable law, combine the assets and liabilities belonging to a single series or class with the assets and liabilities of one or more other series or classes.

CUMULATIVE VOTING
The MA Declaration provides that shareholders are not entitled to cumulate their votes in the election of trustees.

PROXIES
There is no provision in the Massachusetts Statute addressing proxy voting by the shareholders or trustees of an MBT.

The MA Declaration permits shares to be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons may be executed by any one of them unless at or prior to the exercise of the proxy FTI Funds receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger. Unless otherwise specified in the proxy, the proxy will apply to all shares of FTI Funds (or each series or class) owned by the shareholder. A proxy may be in written, telephonic or electronic form, including facsimile, and all such forms will be valid when in conformance with procedures established and implemented by the officers of FTI Funds.

The MA By-Laws state that every written proxy must be subscribed by the shareholder or his duly authorized attorney and dated, but need not be sealed, witnessed or acknowledged. All proxies must be filed with and verified by the secretary or an assistant secretary of FTI Funds or, the person acting as secretary of the shareholder meeting.

ACTION BY WRITTEN CONSENT
There is no provision in the Massachusetts Statute addressing actions by written consent.

The MA Declaration and MA By-Laws provide that, subject to applicable law, any action taken by the shareholders may be taken without a meeting if a majority of the shareholders entitled to vote on the matter (or such larger proportion thereof as may be required by law, the MA Declaration or the MA By-Laws) consent to the action in writing and such consent is filed with the records of FTI Funds.

Under the MA By-Laws, any action required or permitted to be taken at any meeting of the trustees may be taken without a meeting if consents in writing setting forth such action are signed by all members of the board and such consents are filed with the records of FTI Funds. In the event of the death, removal, resignation or incapacity of any board member prior to that trustee signing such consent, the remaining board members may re-constitute themselves as the entire board until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the board.

DELAWARE STATUTORY TRUST

REMOVAL OF TRUSTEES

The governing instrument of a DST may contain any provision relating to the removal of trustees; provided however, that there shall at all times be at least one trustee of the DST.

Under the Declaration, any trustee may be removed (i) with or without cause, by action of a majority of the then trustees or (ii) by a vote of two-thirds of the outstanding shares of Global Trust. A shareholders' meeting for the purpose of removing trustees may be called (i) by the trustees or (ii) upon the demand of shareholders owning 10% or more of the shares of Global Trust.

MASSACHUSETTS BUSINESS TRUST

REMOVAL OF TRUSTEES

The governing instrument of an MBT may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of the MBT.

The MA Declaration provides that any trustee may be removed at any time by two-thirds of the number of trustees prior to such removal or by a vote of two-thirds of the outstanding shares at any special meeting of shareholders.

DELAWARE STATUTORY TRUST

VACANCIES ON BOARD OF TRUSTEES

The Declaration and By-Laws provide that a majority of the then trustees may fill vacancies on the board of trustees unless the board of trustees calls a shareholders' meeting for the purpose of electing trustees. A shareholders' meeting will be called to elect trustees (i) if less than a majority of the trustees holding office at such time were elected by the holders of the outstanding voting securities of Global Trust or (ii) if required by the 1940 Act. In addition, for so long as Global Trust participates in, or has in effect, a plan under which it may be deemed to bear expenses of distributing its shares as that practice is described in Rule 12b-1 under the 1940 Act, then the selection and nomination of the trustees who are not interested persons of Global Trust (as that term is defined in the 1940 Act) will be committed to the discretion of such disinterested trustees.

Pursuant to the Declaration, in the event of the death, declination, resignation, retirement, removal or incapacity of all of the trustees, the investment manager(s) of Global Trust are empowered to appoint new trustees subject to the provisions of the 1940 Act.

MASSACHUSETTS BUSINESS TRUST

VACANCIES ON BOARD OF TRUSTEES

Under the MA Declaration, vacancies in the board of trustees shall be filled by the remaining trustees. An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur, provided that said appointment shall become effective only at or after the effective date of said vacancy. No vacancy which reduces the number of trustees below three
(3) shall remain unfilled for a period longer than six (6) calendar months.

DELAWARE STATUTORY TRUST

LIMITATION ON INTERSERIES LIABILITY

The Delaware Act explicitly authorizes limitation on interseries liability so that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series DST will be enforceable only against the assets of such series, and not against the general assets of the DST or any other series, and unless otherwise provided in the governing instrument of the DST, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the DST generally or any other series thereof will be enforceable against the assets of such series. This protection will be afforded if: (i) the DST separately maintains the records and the assets of such series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.

The Declaration and certificate of trust of Global Trust provide for limitation on interseries liability.

MASSACHUSETTS BUSINESS TRUST

LIMITATION ON INTERSERIES LIABILITY

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to a multiple series or class investment company. Therefore, unless otherwise provided in the declaration of trust for an MBT, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series or class may be enforceable against the assets of the business trust generally.

The MA Declaration provides that the assets of each series or class shall be charged with the liabilities of each such series or class. It also states that third parties extending credit to, contracting with or having any claim against FTI Funds or a particular series or class thereof shall look only to the assets of FTI Funds, or to the assets of such series or class, as appropriate, for payment. Although these provisions serve to put third parties on notice, since there is no support in the Massachusetts Statute to limit liability, there remains the possibility that a court may not uphold the limitations set forth in the MA Declaration.

DELAWARE STATUTORY TRUST

SHAREHOLDER LIABILITY

Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DST, shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

Under the Declaration, neither Global Trust, nor any of its trustees, officers, employees or agents, shall have the power to personally bind any shareholder or call upon any shareholder for any payment or assessment other than as such shareholder may personally agree to pay. However, the trustees may cause each shareholder of Global Trust or of any particular series, to pay, in advance or arrears, for charges of Global Trust's custodian or transfer, shareholder servicing or similar agent. Additionally, the trustees may impose a sales charge upon investments in Global Trust.

MASSACHUSETTS BUSINESS TRUST

SHAREHOLDER LIABILITY

The Massachusetts Statute does not expressly limit the liability of the beneficial owners of a business trust. Therefore, the owners of an MBT could potentially be liable for obligations of the MBT, notwithstanding an express provision in the governing instrument stating that the beneficial owners are not personally liable in connection with MBT property or the acts, obligations or affairs of the MBT.

Pursuant to the MA Declaration, the trustees, officers, employees or agents of FTI Funds shall have no power to bind any shareholder of any series or class personally or to call upon such shareholder for any payment or assessment other than as such shareholder may at any time agree to pay. No shareholder of any series or class shall be liable solely by reason of being a shareholder, for any liability or obligation of FTI Funds or any series or class thereof.
DELAWARE STATUTORY TRUST

TRUSTEE LIABILITY

Subject to the provisions in the governing instrument, the Delaware Act provides that a trustee or any other person managing the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity, a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.

The Declaration provides that every note, bond, contract, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of Global Trust or the trustees in connection with Global Trust shall be conclusively deemed to have been done only in such person's capacity as trustee, and such trustee shall not be personally liable thereon. The trustees shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of Global Trust, nor shall any trustee be responsible for the act or omission of any other trustee. A trustee shall be liable to Global Trust and to any shareholder solely for such trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee's office (such conduct referred to as "Disqualifying Conduct"), and shall not be liable for errors of judgment or mistakes of fact or law.

MASSACHUSETTS BUSINESS TRUST

TRUSTEE LIABILITY

The Massachusetts Statute does not contain an express provision limiting the liability of the trustees of an MBT. The trustees of an MBT could potentially be held personally liable for the obligations of the MBT.

The MA Declaration provides that no trustee, officer, employee or agent of FTI Funds has the power to bind personally any other trustee, officer, employee or agent of FTI Funds. Each trustee, officer, employee or agent of FTI Funds, in taking or omitting any actions on behalf of FTI Funds, is deemed to be acting in his respective capacity as trustee, officer, employee or agent of FTI Funds and not in his own individual capacity. However, a trustee or officer will be liable for his own Disqualifying Conduct, but for nothing else. Subject to the preceding sentence, trustees will not be liable for errors of judgment or mistakes of fact or law.
DELAWARE STATUTORY TRUST

INDEMNIFICATION

Subject to such standards and restrictions contained in the governing instrument of a DST, the Delaware Act authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.

SHAREHOLDER INDEMNIFICATION
If any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating to his or her status or former status as a shareholder, and not because of his or her acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to indemnification by Global Trust against all loss and expense arising from such claim or demand.

TRUSTEE INDEMNIFICATION
Pursuant to the Declaration, Global Trust will indemnify any trustee from and against any and all claims and demands related to such trustee's performance of his or her duties as trustee. However, no trustee shall be indemnified for any liability to Global Trust or any shareholder to which such trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee's office.

INDEMNIFICATION OF AGENTS AND OTHER PERSONS
Pursuant to the By-Laws, Global Trust will indemnify any person who is or was a trustee, officer, employee or other agent of Global Trust or is or was serving at the request of Global Trust in certain capacities for other entities (an "Agent") who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of Global Trust) by reason of such Agent's capacity, against attorneys' fees and other expenses, judgments, fines, settlements and other amounts incurred in connection with such proceeding including expenses of establishing a right to indemnification ("Expenses"), if such Agent acted in good faith and in a manner that such Agent reasonably believed to be in the best interests of Global Trust or in the case of a criminal proceeding, had no reasonable cause to believe such Agent's conduct was unlawful.

The By-Laws also provide that Global Trust will indemnify any Agent who was or is a party or is threatened to be made a party to any action by or in the right of Global Trust by reason of such Agent's capacity, against Expenses actually and reasonably incurred by the Agent in connection with the defense or settlement of that action if such Agent acted in good faith, in a manner such Agent believed to be in the best interests of Global Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

INDEMNIFICATION WITHOUT ADJUDICATION
However, under the By-Laws there is no right to indemnification in respect of any claim, issue, or matter as to which an Agent is adjudged to be liable on the basis that personal benefit was received by such Agent, or for any liability arising from the Agent's Disqualifying Conduct. Nor is there any right to indemnification for settlement payments, with or without court approval, or of expenses incurred in defending a settled action, unless a determination is made that indemnification is proper by (a) a majority vote of a quorum of trustees not party to the proceeding and not interested persons of Global Trust (as defined in the 1940 Act); or (b) a written opinion of independent legal counsel.

INDEMNIFICATION WITH ADJUDICATION
The By-Laws further provide that to the extent that an Agent has been successful on the merits in defense of a proceeding or any claim, issue or matter therein, before a court or other body, the Agent will be indemnified against expenses incurred in connection therewith, provided that the board of trustees, including a majority who are disinterested, non-party trustees, also determines that the Agent was not liable by reason of Disqualifying Conduct.

However, the By-Laws state that except as provided in the preceding paragraph, Global Trust will only indemnify an Agent if a determination is made that indemnification is proper by (a) a majority vote of a quorum of trustees not party to the proceeding and not interested persons of Global Trust (as defined in the 1940 Act); or (b) a written opinion of independent legal counsel.

The By-Laws do not authorize any indemnification or advance, except as provided in the preceding two paragraphs where it appears (a) that it would be inconsistent with the Declaration, a shareholders' resolution, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or payment made; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

ADVANCEMENT OF EXPENSES
Under the By-Laws, expenses incurred by an Agent in defending any proceeding may be advanced by Global Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance unless it is ultimately determined that the Agent is entitled to indemnification by Global Trust, provided the Agent provides security for his or her undertaking, or a majority of a quorum of the disinterested, non-party trustees, or an independent legal counsel in a written opinion, determine that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

The indemnification provisions contained in the By-Laws are subject to the indemnification provisions set forth in the Declaration.

NOTE that the Securities Act of 1933, as amended (the "1933 Act"), in the opinion of the SEC, and the 1940 Act also limit the ability of Global Trust to indemnify an Agent.

MASSACHUSETTS BUSINESS TRUST

INDEMNIFICATION

Although the Massachusetts Statute is silent as to the indemnification of trustees, officers and shareholders, indemnification is expressly provided for in the MA Declaration.

SHAREHOLDER INDEMNIFICATION
A shareholder or former shareholder of any series or class will be indemnified for any liability and the costs of any litigation or other proceedings resulting in such liability if such shareholder or former shareholder is, contrary to the MA Declaration, held personally liable.

INDEMNIFICATION OF TRUSTEES, OFFICERS AND OTHER PERSONS
FTI Funds will indemnify each of its trustees and officers (including persons who serve at FTI Funds' request as directors, officers or trustees of another organization in which FTI Funds has an interest as a shareholder, creditor or otherwise), their heirs, executors and administrators (referred to as a "Covered Person") against all liabilities and expenses of any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, and any appeal therefrom, before any court or other body in which such Covered Person may be or may have been a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person. However, no Covered Person will be indemnified against any liability to FTI Funds or its shareholders to which such Covered Person would otherwise be subject by reason of such Covered Person's Disqualifying Conduct.

INDEMNIFICATION WITHOUT ADJUDICATION
As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court or any other body that such Covered Person is liable to FTI Funds or its shareholders for such Covered Person's Disqualifying Conduct, indemnification will be provided if (a) it is approved as in the best interest of FTI Funds by a majority of non-party trustees who are not interested persons of FTI Funds (provided that a majority of such trustees then in office act on the matter), upon a determination that such Covered Person is not liable to FTI Funds or its shareholders by reason of Disqualifying Conduct, or (b) there has been obtained a written opinion of independent legal counsel that such indemnification would not protect such Covered Person against any liability to FTI Funds to which such Covered Person would otherwise be subject by reason of Disqualifying Conduct.

INDEMNIFICATION WITH ADJUDICATION
Any such approval will not prevent the recovery from any Covered Person of any indemnification so paid if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to FTI Funds or its shareholders by reason of Disqualifying Conduct.

These provisions do not affect any right to indemnification to which such Covered Persons and FTI Funds' personnel or other persons may otherwise be entitled.

ADVANCEMENT OF EXPENSES
Expenses, including counsel fees incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by FTI Funds in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay the amount of the advance if it is ultimately determined that indemnification is not authorized, provided: (i) the Covered Person provides security for his undertaking; (ii) the Trust is insured against losses arising from such Covered Person's failure to fulfill his undertaking; or (iii) a majority of the non-party trustees who are not interested persons of FTI Funds (provided that a majority of such trustees then in office act on the matter), or independent legal counsel in a written opinion, determine that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

NOTE that the 1933 Act, in the opinion of the SEC, and the 1940 Act also limit the ability of FTI Funds to indemnify such persons.

DELAWARE STATUTORY TRUST

INSURANCE

The Delaware Act is silent as to the right of a DST to purchase insurance on behalf of its trustees or other persons.

However, as the policy of the Delaware Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments, the Declaration, to the extent not restricted by the 1933 Act and 1940 Act, provides the trustees with authority to purchase with Global Trust assets such insurance as they deem appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of Global Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring shareholders, employees, agents, investment advisers or independent contractors of Global Trust who are not "controlling persons" (as defined in the 1933 Act), individually against all claims and liabilities of every nature arising by reason of holding shares, holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as employee, agent, investment adviser or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not Global Trust would have the power to indemnify such person against liability.

In addition, under the Declaration, to the extent not restricted by the 1933 Act and 1940 Act, the trustees are authorized to purchase with Global Trust assets insurance policies insuring the trustees, officers, "controlling persons" (as defined in the 1933 Act, including, if any, certain shareholders, employees, agents, investment advisers and independent contractors) and principal underwriters of Global Trust, individually against all claims and liabilities of every nature arising by reason of holding shares, holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as principal underwriter. Global Trust is restricted from providing insurance to the foregoing persons to the same extent as it is restricted from indemnifying them.

With respect to any Agent not covered by the preceding paragraphs ("Other Agent"), the By-Laws permit the board of trustees to cause Global Trust to purchase insurance on behalf of any such Other Agent against any liability asserted against or incurred by the Other Agent in such capacity or arising out of the Other Agent's status as such, but only to the extent that Global Trust would have the power to indemnify such Other Agent against that liability.

MASSACHUSETTS BUSINESS TRUST

INSURANCE

There is no provision in the Massachusetts Statute relating to insurance.

The MA Declaration, to the extent not restricted by the 1933 Act and 1940 Act, authorizes the trustees to purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a trustee, officer, employee or agent of FTI Funds, or is or was serving at the request of FTI Funds as a trustee, director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity or arising out of such person's status as such; provided however, that with respect to trustees, officers, "controlling persons" (as defined in the 1933 Act) and certain underwriters, FTI Funds may purchase insurance insuring such persons against such liability only to the extent that FTI Funds would have the power to indemnify such person against that liability.

DELAWARE STATUTORY TRUST

SHAREHOLDER RIGHT OF INSPECTION

Under the Delaware Act, except to the extent otherwise provided in the governing instrument and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DST certain information regarding the governance and affairs of the DST.

The Declaration provides that Global Trust will keep at its office the Declaration where it may be inspected by any shareholder. The By-Laws provide that Global Trust will keep at its principal executive office the By-Laws which may be inspected by the shareholders at all reasonable times during office hours.

In addition, the accounting books, records and minutes of proceedings of the shareholders and board of trustees (and any committees thereof) will be kept at the place(s) designated by the board of trustees or the principal executive office of Global Trust. Such accounting books, records and minutes will be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder's interest as a shareholder or holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and includes the right to copy and make extracts. Further, certain financial statements, income statements and balance sheets prepared by Global Trust will be kept on file at its principal executive office for a twelve (12) month period and each such statement will be exhibited at all reasonable times to any shareholder demanding an examination or a copy will be mailed to any such shareholder. Finally, the share register will be kept at the principal executive office or at the office of Global Trust's transfer agent or registrar.

MASSACHUSETTS BUSINESS TRUST

SHAREHOLDER RIGHT OF INSPECTION

There is no provision in the Massachusetts Statute relating to shareholder inspection rights.

The MA Declaration provides that FTI Funds shall keep at its office the MA Declaration where it may be inspected by any shareholder. The MA By-Laws provide that the trustees shall determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of FTI Funds maintained on behalf of each series and class shall be open for inspection by any shareholder of any series or class. No shareholder has the right to inspect any account or book or document of FTI Funds except: (i) to the extent such account or book or document relates to the series or class in which such person is a shareholder or FTI Funds generally, (ii) as conferred by law or (iii) authorized by the trustees or by resolution of the shareholders of the relevant series or class.

DELAWARE STATUTORY TRUST

DERIVATIVE ACTIONS

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (i) was a shareholder at the time of the transaction complained about or (ii) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

The Declaration and By-Laws do not have any provisions specifically regarding derivative actions.

MASSACHUSETTS BUSINESS TRUST

DERIVATE ACTIONS

There is no provision under the Massachusetts Statute regarding derivative actions.

The MA Declaration states that a shareholder may not bring an action on behalf of FTI Funds unless a prior demand regarding such matter has been made on the trustees of FTI Funds.

DELAWARE STATUTORY TRUST

MANAGEMENT INVESTMENT COMPANY CLASSIFICATION

Global Trust is an open-end management investment company under the 1940 Act (I.E., a management investment company whose securities are redeemable).

MASSACHUSETTS BUSINESS TRUST

MANAGEMENT INVESTMENT COMPANY CLASSIFICATION

FTI Funds is an open-end management investment company under the 1940 Act (I.E., a management investment company whose securities are redeemable).





                                EXHIBIT C







JUNE 19, 2003

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND


Franklin Global Trust







                                                      [FRANKLIN TEMPLETON LOGO]








-------------------------------------------------------------------------------
Fund shares are NOT deposits or other obligations of, or endorsed or guaranteed by any bank. Fund shares are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------





CONTENTS


THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]      Fiduciary Large Capitalization Growth and Income Fund
[insert page #]      Fiduciary Small Capitalization Equity Fund
[insert page #]      Fiduciary European Smaller Companies Fund
[insert page #]      More Information on Investment Policies, Practices and
                      Risks
[insert page #]      Management
[insert page #]      Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #]      Qualified Investors
[insert page #]      Buying Shares
[insert page #]      Investor Services
[insert page #]      Selling Shares
[insert page #]      Account Policies
[insert page #]      Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about each Fund
[End callout]

Back Cover


-------------------------------------------------------------------------------
Fund shares are NOT deposits or other obligations of, or endorsed or guaranteed by any bank. Fund shares are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------





FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
(LARGE CAPITALIZATION FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is long-term growth of principal and income.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

The Fund invests mainly in dividend-paying equity securities that the manager believes will approximate the dividend yield of the companies that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P(R) 500), while attempting to keep taxable capital gains distributions relatively low. The manager focuses on a company's securities' dividend paying prospects in an effort to generate income. For this Fund, large capitalization companies are companies with market capitalizations (the total value of a company's outstanding stock) of more than $5 billion at the time of purchase. The Fund may invest up to 10% of its net assets in equity securities of foreign companies that meet the criteria applicable to U.S. securities.

A TAX-SENSITIVE APPROACH TO INVESTING In pursuing its goal, the Fund will be managed in an attempt to keep its distributions of capital gains relatively low. For example, it will generally buy securities that it intends to hold for a number of years and avoid short-term trading. In deciding which securities to sell, the manager will consider their capital gain or loss situation, and may attempt to offset capital gains by timing its sales of securities that have gone down in value. Also, the manager will consider selling any security that has not met growth expectations, in which case the capital gain, if any, would be relatively small. Successful application of this strategy may result in shareholders incurring relatively larger amounts of capital gains when they ultimately sell their shares.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a blend of growth and value strategies. The manager uses a "top-down" analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in its comparative index) and industries combined with a "bottom-up" analysis of individual securities. In selecting investments for the Fund, the manager looks for companies it believes are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. The basic financial and operating strength and quality of a company and company management are also considered.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one sector or industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

BLEND-STYLE INVESTING A "blend" strategy results in investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. However, if other investors fail to recognize the company's value (and do not become buyers, or become sellers), or favor investing in faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline even further. By combining both styles, the manager seeks to diversify the risks and lower the volatility, but there is no assurance this strategy will have that result.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks, particularly changes in currency exchange rates, that can increase the potential for losses in the Fund.

Please also see "More Information on Investment Policies, Practices and Risks" on page 14.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      ------------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)(1),(2)
-------------------------------------------------------------------------------

Management fees                                           0.75%
Distribution and service (12b-1) fees(3)                  None
Other expenses (including administration fees)            0.35%
                                                          -------
Total annual Fund operating expenses                      1.10%
                                                          =======

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.03%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees (Board).
3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR       3 YEARS
        ----------------------------
             $112          $350



FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
(SMALL CAPITALIZATION EQUITY FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is to provide growth of principal.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

To seek its goal, the Fund invests in the common stocks of small cap companies that the manager believes are undervalued in the marketplace or have earnings that might be expected to grow faster than the U.S. economy in general. For this Fund, small capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $1.5 billion at the time of purchase. The Fund also may invest up to 10% of its net assets in foreign securities traded publicly in the U. S.

PORTFOLIO SELECTION The manager invests with a growth bias. As a "bottom-up" investor focusing primarily on individual securities, the manager typically seeks stocks of companies with strong franchises and companies that have high barriers of entry to competitors, strong balance sheets and cash flows. Such companies typically possess a relatively high rate of return on invested capital so that future growth can be internally financed. They may offer the potential for accelerating earnings growth because they offer an opportunity to participate in new products, services and technologies.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

GROWTH INVESTING Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

SMALLER COMPANIES Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks, particularly changes in currency exchange rates, that can increase the potential for losses in the Fund.

Please also see "More Information on Investment Policies, Practices and Risks" on page 14.

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)(1),(2)

-------------------------------------------------------------------------------

Management fees                                         1.00%
Distribution and service (12b-1) fees(3)                None
Other expenses (including administration fees)          0.34%
                                                        ---------
Total annual Fund operating expenses                    1.34%
                                                        =========

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.30%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Board.

3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o     The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR          3 YEARS
    ---------------------------------
         $136            $425



FIDUCIARY EUROPEAN SMALLER COMPANIES FUND
(EUROPEAN SMALLER COMPANIES FUND)

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's goal is long-term growth of principal. The Fund's investment goal (or objective) may be changed by the Fund's Board of Trustees (Board) without shareholder approval.

MAIN INVESTMENT STRATEGY Under normal market conditions, the Fund will invest at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller European companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

For this Fund, smaller European companies are companies with market capitalizations (the total market value of a company's outstanding stock) between $100 million and $5 billion or the equivalent in local currencies, at the time of purchase. The Fund considers European companies to be those organized under the laws of a country in Europe or having a principal office in a country in Europe, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter in Europe. The Fund will generally invest in securities listed or traded on recognized international markets in any of the following European countries: Austria, Belgium, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Italy, Ireland, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

The benchmark of the Fund is the HSBC Smaller European Companies Index. This index is composed of about 1,500 companies in Europe that have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. All of the above countries in which the Fund may invest are presently included in the index except the Czech Republic, Hungary, Luxembourg, Poland and Turkey. At the time of purchase, no single issuer will account for more than 5% of the total portfolio.

PORTFOLIO SELECTION   The manager will use a disciplined investment focus,
based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth and companies with sustainable operating margins and strong balance sheets.

The manager has identified an "emerging company" phenomenon in Europe, as new securities listings have increased the depth and breadth of the European equity markets. Many interesting and well-established smaller companies, previously in the private sector, are now accessible to investors and are still relatively undiscovered. The euro currency zone created by the European Economic and Monetary Unit (EEMU) has also facilitated a move away from top down country allocation to sector and stock selection as the major factor in identifying securities that may have above average returns.

As a bottom up investor focusing primarily on individual securities, the Fund may from time to time have significant investments in one or more countries, particularly the United Kingdom, which represents a heavier weighting in the HSBC Smaller European Index. The manager does not select investments for the Fund that are merely representative of the European small cap asset class, but instead aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. The manager has a team of research analysts dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the manager seeks to outperform the HSBC Smaller European Index, positions may be taken by the Fund that are not represented in that index.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

STOCKS The value of equity securities in the Fund's portfolio will rise and fall dramatically. There is no assurance that these fluctuations would not be a sustained trend. These price movements may result from factors affecting individual companies, industries or securities markets, and the Fund's share price may decline.

GROWTH INVESTING Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

FOREIGN SECURITIES Due to the following considerations, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.:

o Foreign economic or political conditions may be less favorable than those of the U.S. Securities and foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign countries may have restrictions on foreign ownership or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the liquidity of the Fund's investments.

o Foreign financial markets may have fewer investor protections than U.S. markets. For instance, there may be less publicly available information about foreign companies, and the information that is available may be difficult to obtain or may not be current. In addition, foreign countries may lack financial controls and reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

CURRENCY RISKS Exchange rates for currencies, including the currency of the EEMU, fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

SMALLER COMPANIES Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

SECTOR RISKS Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Although the manager does not expect to concentrate the Fund's investments in any one industry, it may allocate more of the Fund's portfolio holdings to a particular sector. In such case, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Please also see "More Information on Investment Policies, Practices and Risks" on page 14.


[Insert graphic of a bull and a bear] PERFORMANCE
                                      ------------

Because this Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------

 Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)(1),(2)

-------------------------------------------------------------------------------

Management fees                                           1.00%
Distribution and service (12b-1) fees(3)                   None
Other expenses (including administration fees)            0.61%
                                                          ------
Total annual Fund operating expenses                      1.61%
                                                          ======

1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. For the period ending November 30, 2003, the manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total Fund annual operating expenses do not exceed 1.20%. After November 30, 2003, the manager and administrator may end this arrangement at any time upon notice to the Board.

3. The Board has approved a rule 12b-1 plan providing for payment of distribution fees of up to 0.25% per year of the Fund's average net assets. The Fund, however, has no current intention to use the plan.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses are BEFORE WAIVER and remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR               3 YEARS
  -------------------------------------------
       $164                  $508


[Insert graphic of Stocks and Bonds] MORE INFORMATION ON INVESTMENT POLICIES,
                                     -----------------------------------------
PRACTICES AND RISKS

RISKS In addition to the risks set forth above that are specific to an investment in a particular Fund, there are risks common to all mutual funds. For example, a Fund's share price may decline and an investor could lose money. Because each Fund is actively managed, it is subject to the risk of the manager's judgment in the analysis and evaluation of securities selected for investment. Also, there is no assurance that a Fund will achieve its investment goal. The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in any one or all of the Funds does not necessarily constitute a balanced investment program for any one investor.

EQUITY SECURITIES Each Fund invests primarily in common stocks, the most prevalent type of equity security. An equity security or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices can cause its stock price to decline or a broad based market drop can cause the stock prices of many companies to decline. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

FOREIGN SECURITIES    Investing in foreign securities typically involves more
risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.


CURRENCY EXCHANGE RATES.    Certain of the Funds' investments may be issued
and traded in foreign currencies. Adverse changes in foreign currencies and in currency exchange rates can dramatically decrease the value of a Fund's foreign portfolio holdings.

POLITICAL AND ECONOMIC DEVELOPMENTS.    The political, economic and social
structures of some countries the Funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the imposition of exchange controls, currency devaluations, foreign ownership limitations, confiscatory taxes, restrictions on the removal of currency or other assets, nationalization of assets, diplomatic and political developments (including rapid and adverse political changes, social instability, internal and regional conflicts, terrorism and war) and expropriation. A Fund may have greater difficulty voting proxies, exercising shareholder rights and pursuing legal remedies with respect to its foreign investments.

TRADING PRACTICES.    Brokerage commissions and other fees generally are
higher for foreign securities. There may be less effective government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION.    Foreign companies may be subject to less
revealing disclosure, accounting, auditing and financial reporting standards and practices than U.S. companies, and there may be less publicly available information about them.

LIMITED MARKETS.    Markets may be less liquid, and even those that are
generally considered to be liquid may become illiquid for short or extended periods. Certain foreign securities may be less liquid and more volatile than many U.S. securities, which could limit a Fund's ability to sell them at favorable prices.

EMERGING MARKETS.    A Fund's investments in emerging market countries are
subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

ILLIQUID SECURITIES Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities may not be readily sold or may only be resold at a price significantly lower than if they were liquid.

PORTFOLIO TURNOVER THE LARGE CAPITALIZATION FUND APPROACH TO PORTFOLIO TURNOVER HAS BEEN DISCUSSED ABOVE. THE FOLLOWING DISCUSSION RELATES TO SMALL CAPITALIZATION EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the manager believes it is appropriate to do so in light of that Fund's investment goal without regard to the length of time a particular security has been held. The rate of portfolio turnover for the Funds may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses that must be borne directly by a Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to a Fund's shareholders, are taxable to them. Nevertheless, transactions for each Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the manager deems it appropriate to make changes in a Fund's portfolio. A portfolio turnover rate exceeding 100% is considered to be high.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile. Attractive IPOs are often oversubscribed and may not be available to the Funds or only in very limited quantities. Thus, when a Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.

TEMPORARY DEFENSIVE INVESTMENTS Each of the Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to attempt to maintain the safety of principal, that is, the original amount invested by shareholders.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Fiduciary International, Inc. (Fiduciary), located at 600 Fifth Avenue, New York, New York 10020-2302, is the Funds' investment manager. Fiduciary is an indirect wholly owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust), which is a direct wholly owned subsidiary of Franklin Resources, Inc. Together, Fiduciary and its affiliates manage over $267 billion in assets as of April 30, 2003.

The following persons are responsible for the Funds' portfolio management:

LARGE CAPITALIZATION FUND

S. MACKINTOSH PULSIFER
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Pulsifer has been a manager of the Fund since inception. He joined Fiduciary Trust in 1988.

CARL SCATURO
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Scaturo has been a manager of the Fund since inception. He joined Fiduciary Trust in 1990.

SMALL CAPITALIZATION EQUITY FUND

JOHN P. CALLAGHAN
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Callaghan has been a manager of the Fund since inception. Prior to joining Fiduciary Trust in 2001, he was Managing Director at Deutsche Asset Management.

ALISON J. SCHATZ, CFA
VICE PRESIDENT OF FIDUCIARY & SENIOR VICE PRESIDENT of FIDUCIARY TRUST

Ms. Schatz has been a manager of the Fund since inception. She joined Fiduciary Trust in 1985.

EUROPEAN SMALLER COMPANIES FUND

MARGARET S. LINDSAY
VICE PRESIDENT OF FIDUCIARY & EXECUTIVE VICE PRESIDENT OF FIDUCIARY TRUST

Ms. Lindsay has been a manager of the Fund since inception. She joined Fiduciary Trust in 1991.

PRATIK M. PATEL
VICE PRESIDENT OF FIDUCIARY & VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Patel has been a manager of the Fund since inception. He joined Fiduciary Trust in 1998.

ALEXANDRE OLTRAMARE
VICE PRESIDENT OF FIDUCIARY & VICE PRESIDENT OF FIDUCIARY TRUST

Mr. Oltramare has been a manager of the Fund since inception. He joined Fiduciary Trust in 1996.

Each Fund pays Fiduciary a fee for managing the Funds' assets. The management fees, based on each Fund's average net assets, are 0.75% of the Large Capitalization Fund and 1.00% each of the Small Capitalization Equity Fund and European Smaller Companies Fund.


 [Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

2003 TAX ACT On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA). This Act will have a significant impact on how each Fund accounts for and distributes income and capital gains, and will provide you with significant tax relief on the income and gains distributed to you by the Fund. The provisions of this Act that affect each Fund and the taxation of its distributions to you are discussed below and in the Distributions and Taxes section of the Statement of Additional Information.

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Large Capitalization Fund typically intends to pay an income dividend quarterly from its net investment income. The Small Capitalization Equity Fund and the European Smaller Companies Fund each typically intends to pay an income dividend annually from its net investment income. For each Fund, capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares.

Under JAGTRRA, certain ordinary income and capital gain distributions paid to you by a Fund will be subject to a maximum rate of tax of 5% (for individuals in the 10% and 15% federal rate brackets; 0% in 2008) and 15% (for individuals in higher rate brackets). In general, only ordinary income dividends paid to you from dividends received by the Fund after December 31, 2002 and before 2009 from domestic securities and qualified foreign corporations will be permitted this favored federal tax treatment. Ordinary income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will not qualify for these reduced rates of taxation. Distributions of net capital gain on portfolio securities sold after May 5, 2003 and before 2009 also qualify for the 5% and 15% rates of taxation. Each Fund will track its portfolio investments to determine which distributions qualify for these reduced rates and will provide you with this information, together with other information on the tax status of your distributions, shortly after the end of the calendar year.


BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For the EUROPEAN SMALLER COMPANIES FUND, any foreign taxes that this Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]
[QUALIFIED INVESTORS]

The Funds are generally only available to the following:
o Individuals and institutions who have a client relationship with Fiduciary Trust or subsidiaries of Fiduciary Trust.
o Full time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members.

[Insert graphic of a paper with lines and someone writing] BUYING SHARES

-------------------------------------------------------------------
MINIMUM INVESTMENTS                        INITIAL     ADDITIONAL
-------------------------------------------------------------------
Regular accounts                           $1,000      no minimum
UGMA/UTMA accounts                         $100        $50
Full-time employees, officers, trustees    $100        $50
and directors of Franklin Templeton
entities, and their immediate family
members
-------------------------------------------------------------------

This prospectus should be read together with any account agreement maintained for required minimum investment amounts imposed by Fiduciary Trust or subsidiaries of Fiduciary Trust. Certain Franklin Templeton funds offer multiple share classes not offered by the Funds. Please note that for selling or exchanging your shares, or for other purposes, each Fund's shares are considered Advisor Class shares.

DISTRIBUTION AND SERVICE (12B-1) FEES Each Fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.25% per year for the sale of shares and for services provided to shareholders. The Funds have no current intention to use the Rule 12b-1 plan.

If you are opening a new account, please complete and sign an Account
Application.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your           Contact your investment
THROUGH YOUR        investment             representative
INVESTMENT          representative
REPRESENTATIVE
---------------------------------------------------------------------
[Insert graphic of  If you have another    Before requesting a
phone]              Franklin Templeton     telephone purchase into
                    fund account with      an existing account,
BY PHONE            your bank account      please make sure we have
                    information on file,   your bank account
(Up to $100,000     you may open a new     information on file. If
per shareholder     account by phone.      we do not have this
per day)                                   information, you will
                    To make a same day     need to send written
1-800/632-2301      investment, your       instructions with your
                    phone order must be    bank's name and address,
                    received and accepted  a voided check or
                    by us by 1:00 p.m.     savings account deposit
                    Pacific time or the    slip, and a signature
                    close of the New York  guarantee if the bank
                    Stock Exchange,        and Fund accounts do not
                    whichever is earlier.  have at least one common
                                           owner.

                                           To make a same day
                                           investment, your phone
                                           order must be received
                                           and accepted by us by
                                           1:00 p.m. Pacific time
                                           or the close of the New
                                           York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
[Insert graphic of  payable to the Fund.   to the Fund. Include
envelope]                                  your account number on
                    Mail the check and     the check.
BY MAIL             your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
[Insert graphic of  Call to receive a      Call to receive a wire
three lightning     wire control number    control number and wire
bolts]              and wire               instructions.
                    instructions.
                                           To make a same day wire
                    Wire the funds and     investment, please call
BY WIRE             mail your signed       us by 1:00 p.m. Pacific
                    application to         time and make sure your
1-800/632-2301      Investor Services.     wire arrives by 3:00
(or 1-650/312-2000  Please include the     p.m.
collect)            wire control number
                    or your new account
                    number on the
                    application.

                    To make a same day
                    wire investment,
                    please call us by
                    1:00 p.m. Pacific
                    time and make sure
                    your wire arrives by
                    3:00 p.m.
---------------------------------------------------------------------
[Insert graphic of  Call Investor          Call Investor Services
two                 Services at the        at the number below, or
arrows pointing in  number below, or send  send signed written
opposite            signed written         instructions.
directions]         instructions.
                                           (Please see page 25 for
BY EXCHANGE         (Please see page 25    information on
                    for information on     exchanges.)
Our website         exchanges.)
ftci.com

---------------------------------------------------------------------

                   FRANKLIN TEMPLETON INVESTOR SERVICES, LLC
                 P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

DISTRIBUTION OPTIONS Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you elect cash payments.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

EXCHANGE PRIVILEGE You can exchange shares of a Fund with those of other Franklin Templeton funds that offer Advisor Class shares. You also may exchange your shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Funds or their manager believe the Funds would be harmed or unable to invest effectively, or (ii) the Funds receive or anticipate simultaneous orders that may significantly affect the Funds (please see "Market Timers" on page 30).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your investment
THROUGH YOUR        representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert graphic of  Send written instructions to
envelope]           Investor Services.  Corporate,
                    partnership or trust accounts may
BY MAIL             need to send additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the
                    name(s) and address on the account,
                    or otherwise according to your
                    written instructions.
----------------------------------------------------------
[Insert graphic of  As long as your transaction is for
phone]              $100,000 or less and you have not
                    changed your address by phone within
BY PHONE            the last 15 days, you can sell your
                    shares by phone.
1-800/632-2301
                    A check will be mailed to the
                    name(s) and address on the account.
                    Written instructions, with a
                    signature guarantee, are required to
                    send the check to another address or
                    to make it payable to another
                    person.
----------------------------------------------------------
[Insert graphic of  Obtain a current prospectus for the
two                 fund you are considering.
arrows pointing in
opposite            Call Investor Services at the number
directions]         below or send signed written
                    instructions. See the policies above
BY EXCHANGE         for selling shares by mail or phone.


----------------------------------------------------------

                   FRANKLIN TEMPLETON INVESTOR SERVICES, LLC
                 P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock
Exchange (normally 1:00 p.m. Pacific time). The NAV for each Fund is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Funds are not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301.

FINANCIAL ADVISOR ACCOUNT ACCESS If there is a financial advisor or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Funds.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Templeton/Franklin Investment Services, Inc. (TFIS) We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS Each Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or
(ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Funds, their manager or shareholder services agent, will be issued a written notice of their status and each Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower their minimums for certain purchases.
o Investors who purchase, redeem or exchange shares through a financial intermediary may be charged a service fee by that financial intermediary.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell shares may receive up to 0.25% of the amount invested. This amount is paid by TFIS from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Funds or your account, you can write to us at Shareholder Services, P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at 1-800/632-2301 (TDD (Hearing Impaired)
1-800/851-0637). For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

FOR MORE INFORMATION

You can learn more about each Fund in the following document:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/632-2301
TDD (Hearing Impaired) 1-800/851-0637

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file # 811-10157        Lit Code FGT1 P 06/03























              EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                PLEASE SIGN, DATE AND RETURN YOUR
                           PROXY TODAY



           Please detach at perforation before mailing.




PROXY                                                              PROXY
                 SPECIAL SHAREHOLDERS' MEETING OF
               FTI SMALL CAPITALIZATION EQUITY FUND
                          JULY 15, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green, David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Small Capitalization Equity Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Plaza, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT
PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO
SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                    Note: Please sign exactly as
                                    your name appears on the
                                    proxy. If signing for
                                    estates, trusts or
                                    corporations, your title or
                                    capacity should be stated. If
                                    shares are held jointly, each
                                    holder must sign.


                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Date
                                    (Please see reverse side)

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT
















                PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY


           Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY SMALL CAPITALIZATION EQUITY FUND (FGT FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.

                                             FOR       AGAINST     ABSTAIN
1. To  approve an  Agreement  and Plan of
Reorganization   between  FTI  Funds,  on    []          []         []
behalf of FTI Fund,  and Franklin  Global
Trust,   on  behalf  of  FGT  Fund,  that
provides for (i) the  acquisition  of all
of  the  assets  and  liabilities  of FTI
Fund by FGT Fund in  exchange  for shares
of FGT  Fund,  (ii) the  distribution  of
such  shares to the  shareholders  of FTI
Fund, and (iii) the complete  liquidation
and     dissolution    of    FTI    Fund.
Shareholders  of FTI  Fund  will  receive
shares of FGT Fund  equal in  number  and
value to the shares held  in FTI Fund.
                                             GRANT     WITHHOLD    ABSTAIN
2. To grant the proxyholders the
authority to transact any other              []          []         []
business, not currently contemplated,
that may properly come before the
Meeting.



     IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.

















                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                     PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY TODAY



                Please detach at perforation before mailing.




PROXY                                                                PROXY
                      SPECIAL SHAREHOLDERS' MEETING OF
              FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                               JULY 15, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green, David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Large Capitalization Growth and Income Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Parkway, San Mateo,
California 94403-1906 at 10:00 a.m. Pacific time on July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                    Note: Please sign exactly as your name
                                    appears on the proxy. If signing for
                                    estates, trusts or corporations, your
                                    title or capacity should be stated. If
                                    shares are held jointly, each holder
                                    must sign.

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Date
                                (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT
















                     PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY


                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND (FGT FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
PROPOSAL 1.

                                             FOR       AGAINST       ABSTAIN
1. To  approve an  Agreement  and Plan of
Reorganization   between  FTI  Funds,  on    []         []             []
behalf of FTI Fund,  and Franklin  Global
Trust,   on  behalf  of  FGT  Fund,  that
provides for (i) the  acquisition  of all
of  the  assets  and  liabilities  of FTI
Fund by FGT Fund in  exchange  for shares
of FGT  Fund,  (ii) the  distribution  of
such  shares to the  shareholders  of FTI
Fund, and (iii) the complete  liquidation
and     dissolution    of    FTI    Fund.
Shareholders  of FTI  Fund  will  receive
shares of FGT Fund  equal in  number  and
value to the shares held in FTI Fund.
                                             GRANT     WITHHOLD      ABSTAIN
2. To grant the proxyholders the
authority to transact any other              []          []             []
business, not currently contemplated,
that may properly come before the
Meeting.



          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.























                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                     PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY TODAY



                Please detach at perforation before mailing.




PROXY
             PROXY
                      SPECIAL SHAREHOLDERS' MEETING OF
                    FTI EUROPEAN SMALLER COMPANIES FUND
                               JULY 15, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints Gregory E. Johnson, Murray L. Simpson, Barbara J. Green, David P. Goss and Steven J. Gray, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI European Smaller Companies Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's special shareholders' meeting (Meeting) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m. Pacific time on July 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                    Note: Please sign exactly as your name
                                    appears on the proxy. If signing for
                                    estates, trusts or corporations, your
                                    title or capacity should be stated. If
                                    shares are held jointly, each holder
                                    must sign.

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Date
                                 (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT
















                     PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY


                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS, ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GLOBAL TRUST ON BEHALF OF FIDUCIARY EUROPEAN SMALLER COMPANIES FUND (FGT FUND). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
PROPOSAL 1.

                                             FOR         AGAINST    ABSTAIN
1. To  approve an  Agreement  and Plan of
Reorganization   between  FTI  Funds,  on    []           []           []
behalf of FTI Fund,  and Franklin  Global
Trust,   on  behalf  of  FGT  Fund,  that
provides for (i) the  acquisition  of all
of  the  assets  and  liabilities  of FTI
Fund by FGT Fund in  exchange  for shares
of FGT  Fund,  (ii) the  distribution  of
such  shares to the  shareholders  of FTI
Fund, and (iii) the complete  liquidation
and     dissolution    of    FTI    Fund.
Shareholders  of FTI  Fund  will  receive
shares of FGT Fund  equal in  number  and
value to the shares held in FTI Fund.
                                             GRANT       WITHHOLD   ABSTAIN
2. To grant the proxyholders the
authority to transact any other              []           []           []
business, not currently contemplated,
that may properly come before the
Meeting.



          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

























FRANKLIN GLOBAL TRUST

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

STATEMENT OF ADDITIONAL INFORMATION
JUNE 19, 2003

[Insert Franklin Templeton logo]
ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906 1-800/321-8563

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated June 19, 2003, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

For a free copy of the current prospectus, contact your investment representative or call 1-800/321-8563.

CONTENTS


Goals, Strategies and Risks...................................................
Officers and Trustees.........................................................
Management and Other Services.................................................
Portfolio Transactions........................................................
Distributions and Taxes.......................................................
Organization, Voting Rights...................................................
 and Principal Holders........................................................
Buying and Selling Shares.....................................................
Pricing Shares................................................................
The Underwriter...............................................................
Performance...................................................................
Miscellaneous Information.....................................................
Description of Ratings........................................................

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------

GOAL, STRATEGIES AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of a Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fiduciary Large Capitalization Growth and Income Fund's (Large Capitalization Fund) principal investment goal is long-term growth of principal and income.

The Fiduciary Small Capitalization Equity Fund's (Small Capitalization Equity Fund) principal investment goal is to provide growth of principal.

Each Fund may not:

1. Borrow money,  except to the extent permitted by the Investment  Company
   Act  of  1940,  as  amended  (1940  Act),  or  any  rules,   exemptions  or
   interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell  commodities as defined in the Commodity  Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

For purposes of each Fund's 80% investment policy, net assets include the amount of any borrowings for investment purposes.

Fiduciary European Smaller Companies Fund's (European Smaller Companies
Fund) principal investment goal is long-term growth of principal. This goal is not fundamental and may be changed by the Board of Trustees (board or trustees) without shareholder approval.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES Unless permitted by action of the SEC, each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of a Fund's total assets in any one investment company, or no more than 10% of a Fund's total assets in all investment companies. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN MINERALS The Funds will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers that invest in or sponsor such programs.

ARBITRAGE TRANSACTIONS The Funds will not enter into transactions for the purpose of engaging in arbitrage.

PURCHASING SECURITIES TO EXERCISE CONTROL The Funds will not purchase securities of a company for the purpose of exercising control or management.

LEVERAGING The Funds will not engage in transactions for the purpose of leveraging.

CONCENTRATION OF INVESTMENTS For the purposes of the Funds' fundamental investment limitation concerning concentration (a) investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investments in an industry, and (b) a Fund will classify companies by industry based on their primary Standard Industrial Classification (SIC Code) as listed by a company in their filings with the SEC.

BORROWING MONEY The Funds will not borrow money or pledge securities in excess of 5% of the value of their respective net assets. Such borrowings shall be for temporary purposes to facilitate redemptions or to clear purchase transactions.

BUYING SECURITIES ON MARGIN The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and provided that a Fund may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT The Funds will not engage in short sale transactions.

HSBC SMALLER EUROPEAN COMPANIES INDEX While the European Smaller Companies Fund seeks to outperform the HSBC Smaller European Companies Index, positions may be taken by the Fund that are not represented in that index. In such cases, no more than 10% of the assets of the Fund will be invested in any one market not represented in that index.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

INVESTMENTS, TECHNIQUES AND STRATEGIES

Securities and techniques principally used by the Funds to meet their respective objectives are described in the prospectus. Other securities and techniques used by the Funds to meet their respective objectives are described below.

The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by a Fund. In addition to the factors that affect the value of any particular security that a Fund owns, the value of each Fund's shares may also change with movements in stock markets as a whole.

EQUITY SECURITIES

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

PREFERRED STOCKS Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

REAL ESTATE INVESTMENT TRUSTS (REITS) REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS The Funds will not invest more than 5% of their net assets in warrants. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

Warrants give a Fund the option to buy an issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

CORPORATE DEBT SECURITIES Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper (which are discussed more fully below) are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Convertible Securities Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing the initial investment.

COMMERCIAL PAPER Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the U.S. A Fund considers an issuer to be based outside the U.S. if:

o it is organized under the laws of, or has a principal office located in, another country; or

o     the principal trading market for its securities is in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and other risks of foreign investing. Other risks associated with foreign investing include: unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

DEPOSITARY RECEIPTS Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the U.S.. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the U.S.. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Following are types of derivative contracts in which the Funds may invest.

FUTURES CONTRACTS Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

OPTIONS Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

To the extent that a Fund utilizes options, it would generally:

o Buy call options in anticipation of an increase in the value of the underlying asset;

o Buy put options in anticipation of a decrease in the value of the underlying asset; and

o     Buy or write options to close out existing options positions.

A Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

INVESTING IN PUTS AND CALLS The Funds will (a) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of their net assets, (b) limit the premiums paid for options purchased by a Fund to 5% of their net assets, and (c) limit the margin deposits on futures contracts entered into by a Fund to 5% of their net assets.

HEDGING Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the manager.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The manager or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

SECURITIES LENDING A Fund may lend portfolio securities to borrowers that the manager deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction, or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. However, the manager believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

RESTRICTED AND ILLIQUID SECURITIES The Funds will not invest more than 15% of the value of their net assets in illiquid securities which may include: repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; and certain restricted securities not determined by the Trustees to be liquid.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (Rule). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

o     the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o     dealer undertakings to make a market in the security; and

o     the nature of the security and the nature of the marketplace trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Trustees.

When a Fund invests in certain restricted securities determined by the Trustees to be liquid, such investments could have the effect of increasing the level of Fund illiquidity to the extent that the buyers in the secondary market for such securities (whether in Rule 144A resales or other exempt transactions) become, for a time, uninterested in purchasing these securities.

INVESTMENT RISKS

Principal risk factors associated with an investment in each Fund are described in the prospectus. While not an exhaustive list, other risk factors include the following:

ACCOUNTING IRREGULARITIES AND CORPORATE GOVERNANCE. The discovery and disclosure of accounting irregularities may result in changes to a company's past or current reported earnings, and impairment of its credit rating and financial stability. These changes may result in a sudden and significant drop in the price of the company's equity and debt securities and, in some cases, can result in bankruptcy or the threat of bankruptcy, because the company's true financial condition after the correction of accounting irregularities may violate covenants to which the company is subject under the terms of its credit arrangements. Actual perceived weaknesses in corporate governance practices of a company's board of directors and senior management, and changes in corporate management resulting from discovery of irregularities, also can have an adverse effect on the price of a company's securities.

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. (If the bond were held to maturity, no loss or gain normally would be realized.)

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's Ratings Group and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the manager's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities and fixed income securities that are not widely held. They are also more limited for fixed income securities that have not received any credit ratings or have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN MARKET RISKS The European Smaller Companies Fund intends to invest in the securities of issuers domiciled in the Czech Republic, Hungary, Poland and Turkey (Eastern European countries). Investments in the securities of issuers in these countries involves certain additional risks not involved in investments in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investment and private property.

Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities of the Fund. There can be no assurance that expropriations of private property will not occur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN        OTHER
  NAME, AGE                OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS    POSITION    SERVED    MEMBER*        HELD
-----------------------------------------------------------------
FRANK H.      Trustee      Since     106       None
ABBOTT, III                2000
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-----------------------------------------------------------------
HARRIS J.     Trustee      Since     133       Director, Bar-S
ASHTON (70)                2000                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------
ROBERT F.     Trustee      Since     42        None
CARLSON (74)               2000
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
S. JOSEPH     Trustee      Since     134       None
FORTUNATO                  2000
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------
EDITH E.      Trustee      Since     82        Director,
HOLIDAY (50)               2000                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas);
                                               Hercules
                                               Incorporated
                                               (chemicals,
                                               fibers and
                                               resins); Beverly
                                               Enterprises,
                                               Inc. (health
                                               care); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
FRANK W.T.    Trustee      Since     106       Director, The
LAHAYE (73)                2000                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
GORDON S.     Trustee      Since     133       Director, White
MACKLIN (74)               2000                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               WorldCom, Inc.
                                               (communications
                                               services);
                                               MedImmune, Inc.
                                               (biotechnology);
                                               Overstock.com
                                               (Internet
                                               services); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                      NUMBER OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
              POSITION   LENGTH     OVERSEEN       OTHER
 NAME, AGE              OF TIME     BY BOARD    DIRECTORSHIPS
 AND ADDRESS            SERVED       MEMBER*        HELD
-----------------------------------------------------------------
**HARMON E.   Trustee and  Since     34        None
BURNS (57)    Vice         2000
One Franklin  President
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**CHARLES B.  Trustee and  Since     133       None
JOHNSON (69)  Chairman of  2000
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other
subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**RUPERT H.   Trustee and  Trustee   116       None
JOHNSON, JR.  President    and
(62)          and Chief    President
One Franklin  Executive    since
Parkway       Officer -    2000 and
San Mateo,    Investment   Chief
CA 94403-1906 Management   Executive
                           Officer-
                           Investment
                           Management
                           since
                           October
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
MARTIN L.     Vice         Since     Not       None
FLANAGAN (42) President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
JIMMY D.      Senior Vice  Since     Not       None
GAMBILL (55)  President    October   Applicable
500 East      and Chief    2002
Broward       Executive
Blvd.         Officer -
Suite 2100    Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC, and officer of
some of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
DAVID P.      Vice         Since     Not       None
GOSS (56)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
BARBARA J.    Vice         Since     Not       None
GREEN (55)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division
of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------
EDWARD B.     Vice         Since     Not       None
JAMIESON (54) President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
MICHAEL O.    Vice         Since     Not       Director, FTI
MAGDOL (65)   President -  May 2002  ApplicableBanque, Arch
600 5th       AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
CHRISTOPHER   Vice         Since     Not       None
J. MOLUMPHY   President    2000      Applicable
(40)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of five of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
KIMBERLEY H.  Treasurer    Treasurer Not       None
MONASTERIO    and Chief    since     Applicable
(39)          Financial    2000 and
One Franklin  Officer      Chief
Parkway                    Financial
San Mateo,                 Officer
CA 94403-1906              since
                           September
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and
officer of 34 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
MURRAY L.     Vice         Since     Not       None
SIMPSON (65)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust currently does not pay fees to noninterested board members. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Franklin Templeton Investments.

                       TOTAL FEES
                      RECEIVED FROM    NUMBER OF BOARDS
                        FRANKLIN         IN FRANKLIN
                        TEMPLETON         TEMPLETON
       NAME           INVESTMENTS/1      INVESTMENTS ON
                           ($)        WHICH EACH SERVES/2
---------------------------------------------------------
Frank H. Abbott, III     164,214              28
Harris J. Ashton         372,100              45
Robert F. Carlson         95,070              12
S. Joseph Fortunato      372,941              46
Edith E. Holiday         273,635              25
Frank W.T. LaHaye        164,214              28
Gordon S. Macklin        363,512              45

1. For the calendar year ended December 31, 2002.
2. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2002.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------

                                         AGGREGATE DOLLAR RANGE
                                          OF EQUITY SECURITIES
                      DOLLAR RANGE OF     IN ALL FUNDS OVERSEEN
                     EQUITY SECURITIES   BY THE BOARD MEMBER IN
   NAME OF BOARD     IN EACH SERIES OF   THE FRANKLIN TEMPLETON
      MEMBER             THE TRUST            FUND COMPLEX
Frank H. Abbott,III         None             Over $100,000
Harris J. Ashton            None         Over $100,000
Robert F. Carlson           None         Over $100,000
S. Joseph Fortunato         None         Over $100,000
Edith E. Holiday            None         Over $100,000
Frank W.T. LaHaye           None         Over $100,000
Gordon S. Macklin           None         Over $100,000
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS
-----------------------------------------------------------------

                                         AGGREGATE DOLLAR RANGE
                                          OF EQUITY SECURITIES
                                          IN ALL FUNDS OVERSEEN
                      DOLLAR RANGE OF    BY THE BOARD MEMBER IN
   NAME OF BOARD     EQUITY SECURITIES   THE FRANKLIN TEMPLETON
      MEMBER            IN THE FUNDS          FUND COMPLEX
-----------------------------------------------------------------
Harmon E. Burns             None         Over $100,000
Charles B. Johnson          None         Over $100,000
Rupert H. Johnson, Jr.      None         Over $100,000
-----------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Robert F. Carlson and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the Trust's fiscal year ended July 31, 2002, the Audit Committee met twice and the Nominating Committee did not meet.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Fiduciary International, Inc. The manager is an indirect wholly owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust) which is a direct wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by a Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, Federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

MANAGEMENT FEES Large Capitalization Fund pays the manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, and Small Capitalization Equity Fund and European Smaller Companies Fund each pays the manager a fee equal to an annual rate of 1.00% of each Fund's daily net assets. The fees are computed at the close of business on the last business day of each month according to the terms of the management agreement.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Funds to provide certain administrative services and facilities for the Funds. FT Services is an indirect wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Each Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.

The Funds may also pay servicing fees to certain financial institutions that
(i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or
(ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In addition to servicing fees received from the Funds, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Because Templeton/Franklin Investment Services, Inc. (TFIS) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through TFIS if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

DISTRIBUTIONS AND TAXES

2003 TAX ACT On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA). This Act will have a significant impact on how each Fund accounts for and distributes income and capital gains, and will provide you with significant tax relief on the income and gains distributed to you by the Fund. The provisions of this Act that impact the taxation of mutual funds and their investors are discussed in the materials below. For more information about JAGTRRA, please contact your professional tax advisor.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

Under JAGTRRA, dividends earned on the following income sources will be subject to a maximum rate of tax of 5% (for individuals in the 10 and 15% federal rate brackets; 0% in 2008) and 15% (for individuals in higher rate brackets):

o     dividends paid by domestic corporations,
o     dividends paid by qualifed foreign corporations, including:
       o  corporations incorporated in a possession of the U.S.,
       o corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and
       o  corporations whose stock is traded on domestic securities exchange.

Dividends earned on stock in the following corporations will not qualify:

o     dividends from corporations exempt from tax,
o dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs).

Dividends received by a Fund after December 31, 2002 and before 2009, will be permitted this favored federal tax treatment. These rate reduction provisions only apply to individuals; they do not apply to corporate or other entity taxpayers.

Each Fund must meet certain holding period requirements to qualify its dividends for this treatment. Specifically, the Fund must hold the stock for at least 60 days during the 120-day period beginning 60 days before the stock became ex-dividend (or 90-days and 180-days, respectively, for preferred stock). Each Fund will track its portfolio investments to determine which distributions qualify for the reduced rates of taxation under this new law.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS. THESE RULES APPLY ONLY TO SALES OF PORTFOLIO SECURITIES OCCURRING ON OR BEFORE MAY 5, 2003.

o SHAREHOLDERS IN THE 10% AND 15% FEDERAL BRACKETS. If you are in the 10% or 15% individual income tax bracket, and you receive distributions from a Fund's sale of securities that were sold on or before May 5, 2003 that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of 2004 of the portion of any capital gain distributions you received for calendar year 2003 that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket, changes in the five year gain rules made by JAGTRRA will cause these provisions to no longer be applicable to you.

For all sales of portfolio securities occurring after May 5, 2003 and before 2009, the net capital gain on these sales, when distributed to you as a capital gain dividend, is subject to a maximum rate of tax of 5% (for individuals in the 10% and 15% federal income tax brackets; 0% in 2008) or 15% (for individuals in higher federal income tax brackets). Qualified 5-year gains have been expressly repealed by JAGTRRA.

The special provisions of JAGTRRA dealing with reduced rates of taxation for dividends and capital gain distributions are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends and capital gains under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), including special rules for the taxation of qualified 5-year gains, will again be enforced for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of EGTRRA.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are APPLICABLE TO ALL THREE FUNDS (EXCEPT AS NOTED), TO THE EXTENT THAT EACH FUND INVESTS IN FOREIGN SECURITIES.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS (EUROPEAN SMALLER COMPANIES FUND ONLY). If more than 50% of this Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. You should be aware that under the provisions of JAGTRRA, your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on dividend income, may reduce the otherwise available foreign tax credit on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on dividends when distributed to you by a Fund.
For calendar year 2003, each Fund will begin designating the portion of its ordinary dividend income that meets the definition of qualified dividend income (subject to reduced rates of taxation, as discussed above). If 95% or more of its income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income.
For calendar year 2003, each Fund will also designate its capital gain dividends as either pre-May 6 dividends (not qualifying for reduced rates of taxation on capital gains) or post-May 5 dividends (qualifying for reduced rates of taxation).

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). As a regulated investment company, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different fund in the Trust or the Franklin Money Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS. THESE RULES APPLY ONLY TO SALES OF FUND SHARES OCCURRING ON OR BEFORE MAY 5, 2003.

o SHAREHOLDERS IN THE 10% AND 15% FEDERAL BRACKETS. If you are in the 10% or 15% individual income tax bracket, you sell Fund shares on or before May 5, 2003, and you owned your shares for more than five years, gains from the sale of your shares are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket, changes in the five year gain rules made by JAGTRRA will cause these provisions to no longer be applicable to you.

Under JAGTRRA, sales of Fund shares occurring after May 5, 2003 and held for more than one year will also qualify for reduced rates of taxation for capital gain. For shareholders in the 10% and 15% federal income tax brackets, these gains will be subject to a maximum rate of tax of 5% (0% in 2008); for shareholders in a higher federal income tax bracket, these gains will be subject to a maximum rate of tax of 15%. These favorable rates are due to sunset on January 1, 2009.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another fund of the Trust or the Franklin Money Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o LARGE CAPITALIZATION FUND AND SMALL CAPITALIZATION EQUITY FUND. Because most of the income of each Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by a Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

o EUROPEAN SMALLER COMPANIES FUND. Because the income of this Fund is derived primarily from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund may invest in certain derivative contracts, including options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

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ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Funds are diversified series of Franklin Global Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity then known as a business trust) on September 26, 2000 and is registered with the SEC.

The Funds currently offer only one class of shares. Additional classes may, however, be offered in the future. The full title of each series is:

      Fiduciary Large Capitalization Growth and Income Fund
      Fiduciary Small Capitalization Equity Fund
      Fiduciary European Smaller Companies Fund

Certain Franklin Templeton funds offer multiple share classes. Please note that for selling or exchanging your shares, or for other purposes, the Funds' shares are considered Advisor Class shares.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 6, 2003, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES

The Funds are generally only available to:

o Individuals and institutions who have a client relationship with either Fiduciary Trust or with direct or indirect wholly-owned subsidiaries of Fiduciary Trust (which currently include Fiduciary Tax Services, Inc., Fiduciary Investment Corporation, Fiduciary International, Inc., Fiduciary International Holding, Inc., Fiduciary Financial Services Corp., Fiduciary Trust International of California, Fiduciary Trust International of Delaware, Fiduciary Investment Management International, Inc., Fiduciary Trust International of the South, Fiduciary Trust (International) S.A., FTCI (Cayman) Ltd., Fiduciary International Ireland Limited, FTI - Banque Fiduciary Trust, Fiduciary Trust International Investment Management, Inc., Fiduciary Trust International Asia Limited, Fiduciary Trust International Australia Limited, and Fiduciary Trust International Limited); and

o Full time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members.

The Funds continuously offer their shares through securities dealers who have an agreement with TFIS. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with TFIS to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

DEALER COMPENSATION Franklin Templeton Distributors, Inc. (Distributors) , and/or its affiliates, including TFIS, may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with that Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

REDEMPTIONS IN KIND In the case of redemption requests the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Funds in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by a Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value

Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE on each day that the NYSE is open. Trading in European securities generally, or in particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not busienss days for the NYSE and on which a Fund's NAV is not calculated. Thus, the calculation of a Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur during this period, the securities will be valued at fair value in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
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TFIS acts as the principal underwriter in the continuous public offering of the Funds' shares. TFIS is located at One Franklin Parkway, San Mateo, CA 94403-1906.

TFIS pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of TFIS) and of sending prospectuses to existing shareholders.

TFIS may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a plan pursuant to Rule 12b-1 for each Fund's shares, although the Funds do not currently intend to use it. Each plan is designed to benefit the Funds and their shareholders. Such plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan adopted by the Board, each Fund may pay up to 0.25% per year of the Fund's average daily net assets.

In addition to the payments that TFIS or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or TFIS or other parties on behalf of a Fund, the manager or TFIS make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

Under each plan, the Fund would pay TFIS or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, TFIS or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of TFIS' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses."

Each plan is a compensation plan, which means it would allow each Fund to pay a fee to TFIS that may be more than the eligible expenses TFIS has incurred at the time of the payment. TFIS must, however, demonstrate to the Board that it has spent or has near-term plans to spend the amount received on eligible expenses. A Fund will not pay more than the maximum amount allowed under the plans.

If the plans are activated, TFIS must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods to be used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Funds are new, they have no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The following SEC formula will be used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return
(pre-liquidation).

The following SEC formula will be used to calculate these figures:

      n
P(1+T)  = ATV/D

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions)
n     =     number of years
ATV/D =     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return
(post-liquidation).

The following SEC formula will be used to calculate these figures:

      n
P(1+T) = ATV/DR

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return (after taxes on distributions and redemptions)
n     =     number of years
ATV/DR=     ending value of a hypothetical $1,000 payment made at the
            beginning of each period at the end of each period, after taxes on fund distributions and redemption

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over indicated periods.

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about a Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

EUROPEAN SMALLER COMPANIES FUND

o  Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.
o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
o HSBC Smaller European Index is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

LARGE CAPITALIZATION FUND

o  Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.
o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
o Dow Jones Industrial Average is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

SMALL CAPITALIZATION EQUITY FUND

o  Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.
o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
o Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.
o  Russell 1000 Growth Index measures the performance of those Russell
   1000 companies with higher price-to-book ratios and higher forecasted growth values.
o  Russell 2000 Growth Index measures the performance of those Russell
   2000 companies with higher price-to-book ratios and higher forecasted growth values.
o Dow Jones Industrial Average is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o Standard & Poor's Midcap 400 Index is a capitalization weighted index which measures the performance of the mid-range sector of the U.S. stock market.
o Standard & Poor's Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.
o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Funds involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Funds are not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $267 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 100 U.S. based open-end investment companies to the public. The Funds may identify themselves by their Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICES (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.